SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.a-11(c) or ss. 240.a-12
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))

                               ZWEIG SERIES TRUST
           (Name of Registrant as Specified In Its Charter and Person
                            Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per  Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per  each  party  of the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

                               Zweig Series Trust
                          5 Hanover Square--17th Floor
                            New York, New York 10004


                                                              [_______] __, 1996


DEAR SHAREHOLDER:

We are pleased to invite you to a Special Meeting of Shareholders of Zweig Series Trust to be held on April __, 1996.

The purpose of the meeting is to approve a unified modernization program which will allow the Trust to adapt to changing market, economic and regulatory events rapidly. In addition to voting on reclassifying and amending certain fundamental investment policies and considering a name change of the Government Securities Series, the Trust is seeking to change its domicile from Massachusetts to Delaware.

Most publicly-traded companies are not organized in the state in which their headquarters are located, but rather are organized in a state which is conducive to the legal needs of the company. Mutual funds are not different. In recent years a number of mutual funds have reorganized as Delaware business trusts to minimize operating expenses and to have various operational flexibilities which are favorable to mutual funds. Your Fund would like to do the same and is seeking your vote for approval of a new organizational structure as a Delaware business trust.

After reviewing each matter carefully, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.

Your vote is important, regardless of the number of shares you own. Detailed information about the proposals and the reasons for them are contained in the proxy statement. Please take the time to review this material, cast your vote on the enclosed Proxy Card and return the Proxy Card in the enclosed postage-paid envelope.

The Trust is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications reminding you to exercise your right to vote.

Thank you very much for your assistance.


                                            Sincerely,

                                            EUGENE J. GLASER
                                            Chairman and Chief Executive Officer

                               Zweig Series Trust
                          5 Hanover Square--17th Floor
                            New York, New York 10004


TO THE SHAREHOLDERS:

         Notice is hereby given that a Special Meeting (including any adjournments thereof, the "Meeting") of the Shareholders (the "Shareholders") of Zweig Series Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, 5 Hanover Square, 17th Floor, New York, New York, at [10:00 a.m.], on April __, 1996, to consider a program, unanimously recommended by the Board, that would promote the ability of the Trust to adapt to possible future economic, market and regulatory changes without the expense and delay of costly additional Shareholders' meetings, while preserving the basic investment characteristics and management style of the Trust. Separate proxy documents that omit material relating to Proposals THREE through FIFTEEN, which do not apply to Zweig Cash Fund, are being sent to Shareholders of Zweig Cash Fund.

         As part of this program, Shareholders of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Government Securities Series (collectively, the "Series") will be asked:

         A.       To consider and act upon the following proposals:

                  1. To ratify Coopers & Lybrand L.L.P. as independent accountants to the Trust;

                  2. To approve a plan providing for the conversion of the Trust into a Delaware business trust (which will also have the effect of changing the name of Government Securities Series to Zweig Government Fund);

                  3. To amend the fundamental policy of all Series concerning investments in securities of investment companies and to reclassify the policy as non-fundamental;

                  4.       To  amend  the  fundamental   policy  of  all  Series
                           concerning the issuance of senior securities;

                  5.       To  amend  the  fundamental   policy  of  all  Series
                           concerning the purchase of securities of issuers in the same industry;

                  6.       To  amend  the  fundamental   policy  of  all  Series
                           concerning diversification of portfolio securities;

                  7. To reclassify as non-fundamental the fundamental policy of all Series concerning investments made for the purpose of exercising control over or management of the issuer and to amend certain language;

                  8. To reclassify as non-fundamental the fundamental policy of all Series concerning investments made on a joint or a joint and several basis in any trading account in securities;

                  9. To reclassify as non-fundamental the fundamental policy of all Series concerning the purchase of securities on margin and to amend certain language;

                  10. To reclassify as non-fundamental the fundamental policy of all Series concerning the purchase of securities of an issuer if one or more trustees or officers of the Trust or officers of its investment manager individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer;

                  11. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning investments in an issuer with a limited operating history;

                  12. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning short sales of securities;

                  13. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning investments in warrants;

                  14. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning the purchase of illiquid securities; and

                  15.      To  amend  the   fundamental   policy  of  Government
                           Securities Series concerning current return and to reclassify certain language as non-fundamental.

         B. To transact such other business as may properly come before the Meeting.

         The Board of Trustees has fixed the close of business on February 9, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                            By Order of the Board of Trustees
                                                     EUGENE J. GLASER
                                            Chairman and Chief Executive Officer

[_______] __, 1996

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                Preliminary Copy
                  Subject to Completion, Dated February 1, 1996

                               Zweig Series Trust
                   5 Hanover Square, New York, New York 10004



                                 ---------------
                                 PROXY STATEMENT
                                 ---------------



         This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" or "Board of Trustees") of Zweig Series Trust, a Massachusetts business trust (the "Trust"), for use at the Special Meeting of Shareholders to be held on April __, 1996, at [10:00 a.m.] on the 17th Floor, 5 Hanover Square, New York, New York (including any adjournments thereof, the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of the Shareholders. This statement is expected to be mailed on or about February __, 1996 to Shareholders of record on February 9, 1996.

         The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust, and is authorized to issue its shares of beneficial interest in separate series, each with its own investment objective and policies. Each series may issue shares in one or more classes. Currently there are five series. Each series issues Class A Shares, Class B Shares and Class C Shares. The Zweig Cash Fund also issues Class M Shares. For purposes of this Proxy Statement, the term "Series" includes the following series of the Trust: Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Government Securities Series, but does not include Zweig Cash Fund. A separate proxy statement which addresses Proposals ONE and TWO but none of the other Proposals is being sent to the Shareholders of Zweig Cash Fund.

         You can obtain a copy of the most recent Annual Report of the Trust without charge by calling 1-800-272-2700 or by writing to the Trust at 5 Hanover Square, 17th Floor, New York, New York 10004.

THE FACT THAT THIS PROXY STATEMENT, FORM OF PROXY OR OTHER SOLICITING MATERIAL HAS BEEN FILED WITH OR EXAMINED BY THE SEC SHALL NOT BE DEEMED A FINDING BY THE SEC THAT SUCH MATERIAL IS ACCURATE OR COMPLETE OR NOT FALSE OR MISLEADING, OR THAT THE SEC HAS PASSED UPON THE MERITS OF OR APPROVED ANY STATEMENT CONTAINED THEREIN OR ANY MATTER TO BE ACTED UPON BY SHAREHOLDERS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Introduction

         This Proxy Statement is being furnished to Shareholders in connection with the Meeting called by the Board of Trustees for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR approval of each proposal as to which the shares represented by proxy are entitled to vote, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You can revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Trust at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

         In addition to the solicitation of proxies by mail, the Trust may utilize the services of officers and employees of the Trust, Zweig/Glaser Advisers, the Trust's investment manager ("ZGA"), and Zweig Securities Corp, the Trust's distributor, none of whom will receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust has retained Shareholder Communications Corporation (a proxy solicitation firm) to assist in soliciting proxies. The estimated costs of solicitation of proxies, including the estimated cost of $__________ plus out-of-pocket expenses of the proxy solicitation firm, are expected to be $__________ and will be borne by the Trust. The Trust may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

         On February 9, 1996, the date for determination of Shareholders entitled to receive notice of and to vote at the Meeting, there were _____ shares of Zweig Strategy Fund, _____ shares of Zweig Appreciation Fund, _____ shares of Zweig Managed Assets, and _____ shares of Government Securities Series, each entitled to one vote. To the Trust's knowledge, except for [name and address of 5% owners of Zweig Cash Fund Class A shares], which owns [___%] of Zweig Cash Fund Class A shares [(sole dispositive and voting power)], no person is the beneficial owner of 5% or more of the outstanding voting shares of any class of shares of any Series of the Trust. [As of December 31, 1995, [except for ____ owned by __________] the trustees (the "Trustees") and officers of the Trust, as a group, owned less than 1% of any Series of the Trust.]

Proposals

                           SUMMARY TABLE OF PROPOSALS

===============================================================================
                    SHAREHOLDERS BEING SOLICITED BY PROPOSAL
================================================================================
PROPOSAL        Zweig Strategy     Zweig            Zweig Managed     Government
                Fund               Appreciation     Assets            Securities
                                   Fund                               Series
--------------------------------------------------------------------------------
ONE             X                  X                X                 X
--------------------------------------------------------------------------------
TWO             X                  X                X                 X
--------------------------------------------------------------------------------
THREE           X                  X                X                 X
--------------------------------------------------------------------------------
FOUR            X                  X                X                 X
--------------------------------------------------------------------------------
FIVE            X                  X                X                 X
--------------------------------------------------------------------------------
SIX             X                  X                X                 X
--------------------------------------------------------------------------------
SEVEN           X                  X                X                 X
--------------------------------------------------------------------------------
EIGHT           X                  X                X                 X
--------------------------------------------------------------------------------
NINE            X                  X                X                 X
--------------------------------------------------------------------------------
TEN             X                  X                X                 X
--------------------------------------------------------------------------------
ELEVEN          X                  X                                  X
--------------------------------------------------------------------------------
TWELVE          X                  X                                  X
--------------------------------------------------------------------------------
THIRTEEN        X                  X                                  X
--------------------------------------------------------------------------------
FOURTEEN        X                  X                                  X
--------------------------------------------------------------------------------
FIFTEEN                                                               X
================================================================================


         At meetings held on December 19, 1995 and January 24, 1996, the Board of Trustees adopted resolutions proposing and declaring it advisable to: (i) move the domicile of the Trust to Delaware from Massachusetts to take advantage of the favorable business environment provided by Delaware laws and Delaware courts; (ii) reclassify certain fundamental policies of various Series of the Trust as non-fundamental to afford increased flexibility in making investment decisions and responding rapidly to changing market conditions; (iii) amend certain fundamental policies of the Trust to permit certain investment approaches currently restricted (e.g., permitting the assets of Zweig Managed Assets to be invested in foreign securities not only directly, as currently permitted, but also through investment companies which invest in such securities) and to clarify and simplify language describing other policies of various Series of the Trust; and (iv) change the name of Government Securities Series to Zweig Government Fund. The resolutions adopted by the

Board of Trustees are intended to promote the ability of the Trust and the Series to adapt to economic, market and regulatory changes without the expense and delay of costly additional Shareholders' meetings, while preserving the basic investment characteristics and management style of the Trust and each Series.

         This Proxy Statement contains fifteen proposals (the "Proposals"). Proposal ONE requires for its approval the affirmative vote of a majority of votes cast at the Meeting by Shareholders of the Trust. Each of Proposals TWO through FIFTEEN requires for its approval the affirmative "vote of a majority of the outstanding voting securities" of the Series for which the change is proposed, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) 67% of a Series' voting securities present at a meeting, if the holders of more than 50% of the Series' outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Series' outstanding voting securities. If the Shareholders of each Series (including the Shareholders of Zweig Cash Fund pursuant to a separate proxy statement) do not approve Proposal TWO, the Trust will continue to operate as a Massachusetts business trust with regard to those Series which have not approved the Conversion and may (but would not be obligated to) transfer the assets of some or all of those Series which have approved the Conversion. If the Shareholders of the applicable Series do not approve the change in such Series' fundamental policies proposed in Proposals THREE through FIFTEEN, the applicable Series' investments will continue to be governed by their present policies.


                        PROPOSAL ONE -- TO BE VOTED UPON
                          BY SHAREHOLDERS OF ALL SERIES



                                  Proposal ONE:

                         PROPOSAL TO RATIFY SELECTION OF
                           COOPERS & LYBRAND L.L.P. AS
                      INDEPENDENT ACCOUNTANTS FOR THE TRUST


         By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, has been selected as independent accountants for the Trust for the next fiscal year to certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. As required by the 1940 Act, the vote of the Board of Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the Trust that it has no direct or material indirect ownership interest in the Trust.

         Coopers & Lybrand L.L.P. served as the independent auditors for the Trust during the most recent fiscal year. Services performed by Coopers & Lybrand L.L.P. during such time have included (i) the audit of annual financial statements and limited review of unaudited semiannual financial statements; (ii) assistance and consultation in connection with filings with the SEC; and (iii) the preparation of federal income tax returns filed on behalf of the Trust. In recommending the selection of the Trust's accountants, the Board of Trustees reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         The ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants of the Trust requires the affirmative vote of a majority of votes cast at the Meeting by Shareholders of the Trust.

         CONCLUSION.   The  Board  of  Trustees   unanimously   recommends  that
Shareholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants to the Trust.


                  PROPOSALS TWO THROUGH TEN - TO BE VOTED UPON
                     BY SHAREHOLDERS OF ZWEIG STRATEGY FUND,
                            ZWEIG APPRECIATION FUND,
                            ZWEIG MANAGED ASSETS AND
                          GOVERNMENT SECURITIES SERIES



                                  Proposal TWO:

         PROPOSAL TO APPROVE A PLAN PROVIDING FOR THE CONVERSION
         OF THE TRUST INTO A DELAWARE BUSINESS TRUST

         The Board of Trustees has approved an Agreement and Plan of Conversion and Termination (the "Plan of Conversion") in substantially the form attached to this Proxy Statement as Exhibit A. The Plan of Conversion provides for a conversion (the "Conversion") of the Trust, a Massachusetts business trust (the "Massachusetts Trust" or the "Current Trust"), to a Delaware business trust (the "Delaware Trust" or the "Successor Trust").

         The current investment objectives, policies and limitations of the Trust will not change except as approved by Shareholders pursuant to and as described in this Proxy Statement. The Delaware Trust will have investment objectives, policies and limitations identical to those of the Massachusetts Trust (except as they may be modified pursuant to a vote of the Shareholders as proposed in this Proxy Statement). Therefore, the principal risk factors of an investment in the Successor Trust are the same as those pertaining to an investment in the Current Trust. The Successor Trust will have the same Trustees, manager, distributor, custodian, transfer agent, legal counsel and independent accountants as the Current Trust. The conversion from the Current Trust to the Successor Trust will not affect the account number of a Shareholder or the Shareholder's privileges such as reinvestment options, telephone redemption and exchange privileges, nor will it have any affect on ZGA, which is not changing its location or domicile. For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Comparison of the Current Trust and the Successor Trust" on page __ and in Schedule 1.

Description of the Successor Trust

         Advantages of a Delaware Business Trust. The Trust is presently organized as a Massachusetts business trust with five series of shares (the "Current Series"). The Trustees unanimously recommend conversion of the Massachusetts Trust to a Delaware Trust that will succeed to the business of the Massachusetts Trust. The Successor Trust would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached as Exhibit B (the "Delaware Trust Instrument"). As a Delaware business trust, the Successor Trust's operations will be governed by the Delaware Trust Instrument, the Successor Trust's Bylaws and applicable Delaware law rather than by the Current Trust's Declaration of Trust (the "Massachusetts Trust Instrument"), the Current Trust's Bylaws and applicable Massachusetts law. Except as described in this Proposal, the Conversion will not affect the operations of the Trust, which will continue to have the same investment objectives and policies (except to the extent they are modified as set forth in this Proxy Statement) and be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and those of applicable state securities laws.

         The Delaware Business Trust Act, adopted in 1988 (the "Delaware Act"), provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. It is believed that no similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts or in most other states. (To guard against the risk that a court of another state would apply that state's law on this point, the Delaware Trust Instrument will continue the provisions of the Massachusetts Trust Instrument that written obligations of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust and provides for indemnification out of the Successor Trust). Delaware law provides that, upon compliance with certain statutory requirements with which the Successor Trust intends to comply, each series shall not be liable for the debts of any other series of a trust; another potential, although remote, risk in the case of a Massachusetts business trust.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the

Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         Under Delaware law, the Successor Trust will have greater flexibility to respond to future business contingencies. In addition, the Trustees will have the power to incorporate the Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

          For example, the Delaware Trust Instrument would permit the Trust to develop so-called "master-feeder" fund structures when permitted by the policies for the Series implementing such a structure. A number of mutual funds have developed so-called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund (a "Pooled Fund"). A Pooled Fund Structure (i.e., a structure where a Series would invest its assets in another investment company with substantially the same investment objectives and policies) might, for example, enable an institutional equity fund with a high initial minimum investment amount for large investors to pool its investments with a retail equity fund with lower minimum investment requirements. This structure allows several feeder funds with the same investment objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing their assets in one master pooled fund that would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies and economies of scale by investing together with the other feeder funds in the Pooled Fund Structure.) Such structures can facilitate international distribution of mutual funds, which currently is restricted by U.S. tax impediments to direct investment by non-U.S. shareholders in U.S. funds, and also provide distributional and operational advantages without disrupting basic investment approaches. This Proposal TWO would provide the Trustees with the flexibility to authorize the conversion to a Pooled Fund Structure.

         While neither the Board nor the Trust has determined that any Series should invest in a master fund, the Trustees believe it could be in the best interests of each Series to adopt such a structure at a future date. At present, certain of each Series' fundamental policies and limitations would prevent each Series from investing all of its assets in another investment company, and would require a vote of the Shareholders before such a structure could be adopted. To the extent that any of the fundamental policies of any of the Series could be construed as restricting the ability of the Trust to develop a "master-feeder" structure, a vote to approve this Proposal TWO will also constitute a vote to approve a revision of each Series' fundamental policies to the extent necessary to effect a "master-feeder" structure, provided that the investment objectives and the fundamental and other investment policies of the related series of the master fund are substantially the same as the analogous series of any feeder fund.

         ZGA may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (the "Comparable Funds"). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, ZGA anticipates that a Pooled Fund Structure could facilitate the introduction of new Zweig mutual funds, increasing the investment options available to Shareholders. Each Series' method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets would be managed as part of a larger pool. Were any Series to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to this investment objective. The Pooled Fund would be managed by ZGA or an affiliate. The Trustees would retain the right to withdraw a Series' investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the Series. The Series would then resume investing directly in individual securities as it does currently. Whenever a Series is asked to vote at a shareholder meeting of the Pooled Fund, the Series will hold a meeting of its shareholders if required by applicable law or the Series' policies to vote on the matters to be considered at the Pooled Fund's shareholder meeting. The Series will vote all its shares at the Pooled Fund meeting in the same proportion as the Series' shareholders voted theirs. The Series would otherwise continue its normal operations. At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing a Series' assets in a Pooled Fund only if they determine that pooling is in the best interests of the Series and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies.

         The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act and some state blue sky laws. If it determines in the future to invest on a Pooled Fund basis, the Trust intends, to the extent required, to seek federal and state regulatory approval in order to allow the Series to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.

         Description of the Delaware Trust Instrument. The provisions of the Delaware Trust Instrument are similar to those of the Massachusetts Trust Instrument, but various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides more details and additional flexibility as to certain matters that were not addressed or were treated more restrictively by the Massachusetts Trust Instrument. For example, the shareholder quorum and voting requirements, including provisions pertaining to record dates for meetings and adjournments, have been clarified and liberalized in order to provide increased flexibility. Ambiguities formerly existing as to voting requirements have been removed. Shareholders will be deemed to have preauthorized certain changes which the Board could adopt for the structural form for each Series (which would, for example, allow the Board to convert a Series into "master/feeder" format). Schedule 1 to this proxy statement highlights certain similarities and differences between the provisions of the current Declaration of Trust and the proposed Delaware Trust Instrument. Although this summary is intended to highlight important differences, it is based upon a summary of the Delaware Trust Instrument's provisions and is therefore qualified by the provisions of the complete Delaware Trust Instrument and the Successor Trust's Bylaws.

         Certain of the differences between the Massachusetts Trust Instrument and the Delaware Trust Instrument are not related to converting from a trust instrument governed by Massachusetts law to a trust instrument governed by Delaware law but are instead intended to alter certain terms in the Current Trust. For example, as further described under "Comparison of the Current Trust and the Successor Trust", the Delaware Trust Instrument provides for (i) dollar-based voting as opposed to voting based upon one-share, one-vote, (ii) elimination of the need for shareholder votes in certain instances (including conversion to a master-feeder structure), (iii) voting in the aggregate as opposed to voting by individual Series in certain instances, (iv) different mechanics with respect to the termination of the Trust, a Series or a Class, (v) a broader ability of the Trustees to redeem Shares of a Series or Class than under the Massachusetts Trust Instrument, and (vi) the increased flexibility to permit the Trustees to provide for the charging of expenses on a per account basis.

Comparison of the Current Trust and the Successor Trust

         Although the Conversion would result in certain changes which are described in this Proxy Statement, most aspects of administering the Successor Trust as a Delaware business trust will remain unchanged.

         Dollar-Based Voting Rights for Shareholders of the Trust. The Delaware Trust Instrument provides voting rights based on a Shareholder's total dollar interest in a fund or Series (dollar-based voting), rather than on the number of shares owned as is provided in the Massachusetts Trust Instrument, for all Shareholder votes. As a result, voting power would be allocated in proportion to the value of each Shareholder's investment.

         The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Zweig Series Trust, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed voting structure in the Delaware Trust Instrument will comply with the conditions stated in the no-action letter.

         Dollar-based voting will provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the Shareholder's dollar investment rather than with the number of shares held.

         Under the Current Trust's voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Accordingly, a one-share, one-vote system may provide certain Shareholders with a disproportionate ability to affect the vote relative to Shareholders of other funds in the Trust.

         On matters requiring trust-wide votes where all Series are required to vote, Shareholders who own shares with a lower NAV than other funds in the trust would be giving other Shareholders in the Trust more voting "power" than they currently have. On matters affecting only one Series or Class, only shareholders of that Series or Class vote on the issue. In this instance, under both the Current Trust and Successor Trust, all Shareholders of the Series would have substantially the same voting rights, since the NAV is substantially the same for all Shares of a particular Series (the NAV of different Classes of a given Series will also differ over time).

         Management by the Board of Trustees. The Trust will continue to be managed by or under the direction of its Trustees, who serve indefinite terms and who shall have substantially the same responsibilities, powers and fiduciary duties as the Trustees of the Current Trust. The Trustees of the Successor Trust are expected to be the Current Trustees of the Trust. The Trustees of the Successor Trust intend to elect the individuals currently serving as the officers of the Current Trust to be the officers of the Successor Trust.

         Issuance of Shares in Separate Series. The Delaware Trust Instrument will establish separate series of shares (each, a "Successor Series") and classes of each Successor Series to correspond to each of the Current Series and Classes thereof. As is presently the case, the Trustees of the Successor Trust may establish additional Series, designate the relative rights and preferences of each Series, and may divide the shares of any Series into Classes. Shares of each Series shall represent equal proportionate interests in the assets of that Series only and each share of a particular Series shall be equal to each other share of that Series (subject to any rights and preferences as may have been established with respect to classes of shares within such Series). The liabilities of each Series shall be borne solely by that Series, and no Series will be responsible for the liabilities of another Series. Each Series may issue an unlimited number of shares, and all shares issued will be fully paid and nonassessable. Shares will have no subscription or preemptive rights or other right to subscribe to any additional shares and only such conversion or exchange rights as the Trustees may grant in their discretion.

         Shareholder Meetings and Voting. Under the Delaware Trust Instrument, Shareholders vote as a single class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual Series, (ii) when the Board of Trustees has determined that the matter affects only the interests of one or more Series or (iii) when otherwise required by the provisions of the Delaware Trust Instrument, then only Shareholders of such Series shall be entitled to vote thereon. Under the Successor Trust there will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time, to the extent required by the 1940 Act, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Under the Massachusetts Trust Instrument all Shares are voted by individual Series, except
(i) when required by the 1940 Act, Shares are voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interest of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. Under the Massachusetts Trust Instrument the Shareholders may elect Trustees at any meeting of the Shareholders called by the Trustees for that purpose. Thus, the essential difference in voting as between the trusts is that, in the case of the Current Trust, unless otherwise required by the 1940 Act or so determined by the Trustees, voting is conducted by individual Series, while in the case of the Successor Trust, voting is conducted in the aggregate, unless otherwise required by the 1940 Act or so determined by the Trustees. The Shareholder voting provisions of the Delaware Trust Instrument and Massachusetts Declaration of Trust are summarized in Schedule 1.

         Liability of Trustees. The Delaware Trust Instrument provides that a Trustee, when acting in such capacity, shall not be personally liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Successor Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Successor Trust; provided that no indemnification shall be provided to any Trustee who has been found to be liable to the Successor Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Successor Trust.

         The Current Declaration of Trust provides that Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of any Trustee or any other officer, agent, employee or investment adviser, principal underwriter, transfer agent or custodian of the Trust, provided that they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust; but nothing in the Massachusetts Declaration of Trust shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Termination of the Trust. Under the Current Trust, the vote of a majority of the outstanding Shares (within the meaning of the 1940 Act) of any affected Series or, if applicable, a vote of a majority of the outstanding Shares (within the meaning of the 1940 Act) of the Trust is required (i) to sell or convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation or (ii) to sell and convert at any time into money all of the assets of the Trust or any affected Series.

         Under the Successor Trust, the Trust or any Series or Class may be terminated at any time by vote of a majority of, in the case of a termination of the Trust, the Shares of each Series entitled to vote voting separately by Series, or, in the case of a termination of any Series of Shares or Class, the Shares of such Series or Class entitled to vote. The Trust or any Series or
Class may also be terminated by the Trustees by written notice to the Shareholders of the Trust or the Shareholders of the affected Series or Class. Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

         Redemption. Except as permitted by the 1940 Act, both the Massachusetts Trust Instrument and the Delaware Trust Instrument require the Current Trust and the Successor Trust, respectively, to purchase such shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer; and the Trust will pay therefor the net asset value thereof, subject to any applicable sales charges.

         Under the Successor Trust, the rights of the Trustees to redeem Shares are broader than under the Current Trust. The Current Trust, upon 60 days' prior written notice to the Shareholder, is entitled to liquidate involuntarily any Shareholder's account if the aggregate Net Asset Value of the Shares held in the account is less than $100. Under the Delaware Trust Instrument, the Board of Trustees, subject to the requirements of the 1940 Act, may cause the Trust to redeem Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount determined by the Trustees, or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

         Payment of Expenses by Shareholders. Under the Delaware Trust Instrument the Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder. Under the Massachusetts Trust Instrument, expenses of a particular Series are charged against the assets of that Series. There is no language in the Massachusetts Trust Instrument regarding whether or not expenses of a Series may be charged to a Shareholder in advance of their incurrence or that such charges may be effected through the reduction of the number of Shares in the account of a Shareholder.

The Plan of Conversion

         Summary of the Plan of Conversion. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit A to this Proxy Statement.

         Prior to the Conversion, a Delaware certificate of trust will be filed and the Successor Trust established as a Delaware entity. The Delaware Trust will be formed as a Delaware business trust pursuant to the Delaware Trust Instrument and such certificate of Trust. Each Successor Series will have only nominal assets and no liabilities.

         On the exchange date of the Conversion (the "Exchange Date"), the Massachusetts Trust will assign, transfer and convey the assets of each Current Series (and relevant class thereof), including all securities and cash held by each Current Series and liabilities attributable to each such Current Series (and relevant class thereof) to the corresponding Successor Series (and relevant class thereof), and each such Successor Series (and relevant class thereof) will acquire all of the assets of each corresponding Current Series (and relevant class thereof) and the liabilities attributable to each such Current Series (and relevant class thereof) in exchange for shares of beneficial interest of such Successor Series (the "Delaware Trust Shares") equal in number and class thereof to the corresponding number and class of the outstanding shares of each Current Series of the Massachusetts Trust. In lieu of delivering certificates for the Delaware Trust Shares, the Delaware Trust shall credit the Delaware Trust Shares to the Massachusetts Trust's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Massachusetts Trust. The Massachusetts Trust shall then deliver written instructions to the

Delaware Trust's transfer agent to establish accounts for the shareholders of the respective Current Series on the share record books relating to each corresponding Successor Series. UPON COMPLETION OF THE CONVERSION, EACH OF THE TRUST'S CURRENT SHAREHOLDERS WILL BE THE OWNER OF FULL AND FRACTIONAL DELAWARE TRUST SHARES OF THE SAME SERIES AND CLASS EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER MASSACHUSETTS TRUST SHARES.

         Of course, the value of a Shareholder's investment will fluctuate thereafter, based on the investment performance of the Successor Trust.

         If the Conversion is approved, the Successor Trust will be held of record by the Current Trust on the Exchange Date pending distribution to Shareholders. Approval by Shareholders of this Proposal TWO will be deemed to authorize the Current Trust (as sole initial shareholder of the Successor Trust on the Exchange Date) to vote in favor of each of the Proposals set forth in this Proxy Statement and approved by the Shareholders, so that the approval of the respective Proposals may be made effective with respect to the Successor Trust as well as the Current Trust. In addition, an approval of this Proposal TWO by Shareholders of any Series will be deemed to authorize the Current Trust (as shareholder on the Exchange Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Successor Fund that had previously been approved by Shareholders of the Current Trust and are then in effect with respect to the Current Trust. In addition, the Plan of Conversion contemplates that the Current Trust as the then sole initial shareholder of the Successor Trust will approve (i) the management agreement with ZGA for the Successor Trust (the "New Management Agreement"), (ii) the Distribution Agreement with Zweig Securities Corp. and Distribution and Service Plans (the "New Plans") under Rule 12b-1 with respect to the Successor Trust in each case identical in duration and all other respects to the contract or plan, as the case may be, currently in effect with the Current Trust, (iii) the Zweig Series Trust Rule 18f-3 Multi-Class Plan identical in all respects to the plan currently in effect with respect to the Current Trust, (iv) the election of Trustees of the Current Trust as the Trustees of the Successor Trust, (v) such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust, and (vi) all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements, and approval of the proposed conversion of the Current Trust to the Delaware Trust shall constitute approval of each of the foregoing actions, including approval of the continuation of each contract and plan, as the case may be, with the Delaware Trust.

         Each Delaware Trust Trustee will hold office without limit in time until such Trustee resigns, dies, is declared bankrupt or incompetent by a court of appropriate jurisdiction or is removed by two-thirds of the Trustees, or a vote of two-thirds of the outstanding shares of the Trust at a meeting, with or without cause. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided in the Delaware Trust Instrument to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Delaware Trust Instrument. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office shall call a Shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of Shareholders for the purpose of electing Trustees. The initial Trustees will be deemed to have been elected by the Shareholders pursuant to the mechanism described above.

         Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on April __, 1996, unless the Trustees of the Successor Trust determine that it would not be in the best interests of the Shareholders to do so at that time or at all. The Plan of Conversion will only apply to those Current Series whose Shareholders render the requisite vote to approve the Plan of Conversion; therefore, the Current Trust may (but would not be obligated to) transfer the assets of only some of the Current Series.

         The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the Current Trust's Shareholders, the Plan of Conversion may be terminated or amended at any time prior to the transfer of assets on the Exchange Date by action of the Trustees to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion, (ii) it reasonably appears that a party cannot meet a condition of the Plan of Conversion or (iii) circumstances should develop that, in the opinion of either the Board of Trustees of the Massachusetts Trust or of the Delaware Trust, make proceeding with the Plan of Conversion in its current form inadvisable; provided that no amendment may have a material adverse effect upon the benefits intended under the Plan of Conversion and would be consistent with the best interests of the Current Trust Shareholders. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of the Current Trust's Shareholders.

         Name Change for Government Securities Series. The Successor Series to which the assets of the Government Securities Series will be assigned by the Current Trust will be named Zweig Government Fund, rather than Government Securities Series. This is being done to conform the style of the name of this Series to that of the other Series of the Trust.

         Continuation of Fund Shareholder Accounts and Plans. The Current Trust's transfer agent will establish an account for the Successor Trust's Shareholders containing the appropriate number and denominations of Delaware Trust Shares to be received by each Shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the Current Trust's transfer agent for the Current Trust's Shareholders. Current Trust Shareholders who are receiving payment under a withdrawal plan with respect to Massachusetts Trust Shares will retain the same rights and privileges as to Delaware Trust Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Current Trust Shareholder with respect to Massachusetts Trust Shares.

         Expenses. The Current Trust and the Successor Trust shall each be responsible for all of their respective expenses of the Conversion, estimated at $______ in the aggregate.

         Temporary Waiver of Fundamental Policies. Certain fundamental policies of the Current Trust (e.g., those which (i) prohibit the Current Trust from making investments for the purpose of exercising control over or management of an issuer, (ii) restrict the percentage of a Series' total assets that may be invested in any one industry, (iii) require diversification of investments, and
(iv) restrict investments of certain Series in issuers with limited operating histories), might be construed as restricting the Current Trust's ability to carry out the Conversion. To the extent that any of the fundamental policies of any of the Series could be construed as restricting the ability of the Trust to effect the Conversion, a vote to approve the Plan of Conversion will also constitute a vote to waive, to the extent necessary to effect the Conversion, any such fundamental policy. Apart from the Conversion, this Proxy Statement also solicits Shareholder approval to amend or reclassify as non-fundamental certain fundamental policies.

         Tax Consequences of the Conversion. The Massachusetts Trust and the Delaware Trust have been advised by their counsel, Shearman & Sterling, that no gain or loss will be recognized for federal income tax purposes by the Current Trust, the Delaware Trust or the Current Trust's Shareholders upon (i) the transfer of the Current Trust's assets in exchange solely for the Delaware Trust Shares and the assumption by the Delaware Trust of the Current Trust's liabilities or, (ii) the distribution of Delaware Trust Shares to the Current Trust Shareholders in liquidation of their Massachusetts Trust Shares. The opinion further provides, among other things, that (i) the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the Current Trust's Shareholders will be the same as that of his or her
Massachusetts Trust Shares, and (ii) a Current Trust's Shareholder's holding period for his or her Massachusetts Trust Shares will include a Current Trust's Shareholder's holding period for his or her Massachusetts Trust Shares, provided that said Massachusetts Shares were held as capital assets on the date of the exchange.

Evaluation by the Current Trust's Trustees

         Based on a recommendation by ZGA, the Board reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed
Delaware  Trust  Instrument.   In  this  regard,  the  Trustees  considered  the
following:

                  (1) the disadvantages described above which apply to operating the Trust as a Massachusetts business trust, including, for example, the possibility, however remote, of personal liability of a Shareholder for the liabilities of the Trust, or a Series or Class thereof;

                  (2) the advantages described above which apply to managing the Successor Trust as a Delaware business trust, including, for example, the increased flexibility afforded to the Trustees to direct the operations of the Trust;

                  (3) the advantages to be gained by restating the Trust's entire trust instrument and adopting the new Trust Instrument under Delaware law;

                  (4) that the Conversion itself will not affect the investment advisory arrangements applicable to the Trust, nor will it affect the identity of the Trustees, manager, distributor, custodian, transfer agent, legal counsel and independent accountants of the Current Trust, the investment objectives or policies of any Series or Class thereof,
         or   otherwise   affect  in  any   significant   manner   the   general
         characteristics of any Series or Class thereof or a Shareholder's investment therein, except to the extent the policies of the Trust are amended pursuant to Shareholder vote at this meeting;

                  (5) the expected federal tax consequences to the Current Series, the Successor Series and Shareholders resulting from the proposed Conversion, and the likelihood that there will be no recognition of income, gain or loss for federal income tax purposes to the Current Series, the Successor Series or Shareholders; and

                  (6) that the interests of the Shareholders of the Current Series will not be diluted as a result of the proposed Conversion.

         Conclusion. The Board of Trustees has concluded that the proposed agreement and plan to convert the Trust into a Delaware business trust is in the best interest of the Trust's Shareholders and unanimously recommends a vote FOR the approval of the Plan of Conversion as described above. A vote in favor of the Plan of Conversion is deemed to be a vote in favor of the conversion of the Current Trust to a Delaware business trust; a vote to approve a revision of each Series' fundamental policies to the extent necessary to effect a "master-feeder" structure; temporary waiver of certain investment limitations of the Current Trust to permit the Conversion (see "Temporary Waiver of Fundamental Policies" on page __); authorization of the Current Trust to approve (i) a management agreement for the Successor Trust between the Trust and ZGA, (ii) a distribution agreement between the Trust and Zweig Securities and Distribution and Service Plans under Rule 12b-1 identical to the current contracts or plans, as the case may be, currently in effect with the Current Trust, (iii) the Zweig Series Trust Rule 18f-3 Multi-Class Plan identical in all respects to the plan currently in effect with respect to the Current Trust, (iv) the election of Trustees of the Current Trust as the Trustees of the Successor Trust, (v) such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust, and (vi) all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements. If approved, the Plan of Conversion will take effect on the Exchange Date. If the Plan of Conversion is not approved, the Current Trust will continue to operate as a Massachusetts business trust with regard to those Series which have not approved the Conversion and may (but would not be obligated to) transfer the assets of some or all of those Series which have approved the Conversion.

         Appraisal rights are not available to Current Trust Shareholders with respect to the Conversion. However, Shareholders retain the right to redeem their Shares at net asset value at any time (subject to any applicable sales charges).

         IN VIEW OF THE FOREGOING, THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE CONVERSION PLAN AND THE DELAWARE TRUST INSTRUMENT.

                                      * * *

         THE BOARD OF TRUSTEES HAS APPROVED A NUMBER OF PROPOSALS THAT WOULD MAKE CERTAIN MODIFICATIONS IN EXISTING FUNDAMENTAL POLICIES OF THE SERIES. THE CURRENT AND PROPOSED FUNDAMENTAL POLICIES ARE LISTED IN EXHIBIT C.



                                 Proposal THREE:

         PROPOSAL TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS IN SECURITIES OF INVESTMENT COMPANIES AND TO RECLASSIFY THE POLICY AS NON-FUNDAMENTAL

         The current fundamental policy of each Series restricts the ability of each Series to invest in other investment companies. The Board of Trustees, based upon ZGA's recommendation, believes that it would be advantageous for each Series to have the flexibility to invest in other investment companies. In the case of Zweig Managed Assets, which, among other things, allocates its assets among domestic and foreign securities, this change will, for example, permit ZGA to invest in closed end funds that concentrate in investments in one country or a region, or in foreign securities generally, or in other investment companies in open market transactions involving only customary brokers' commissions. Other Series, such as Zweig Appreciation Fund and Zweig Strategy Fund, may also benefit from this investment flexibility. Because fundamental policies may only be changed with a shareholder vote and non-fundamental policies may be changed by the Board of Trustees without a shareholder vote, the reclassification from fundamental to non-fundamental of each Series' restriction on investments in other investment companies would facilitate this flexibility.

         In addition, the modification of this fundamental policy would permit each Series to invest all of its assets in a Pooled Fund Structure. Proposal TWO would facilitate the conversion to a Pooled Fund Structure. This Proposal THREE would also reclassify as non- fundamental the policy for each Series concerning investments in securities of investment companies.

         Each Series' fundamental limitation concerning investment in securities of investment companies currently states:

                  . . . [no Series may] . . . Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that certain foreign banks and their agencies or subsidiaries are not considered "investment companies," for purposes of this limitation;

         Subject to Shareholder  approval,  the Trustees  intend to replace each
Series'  fundamental  policy  with  the  following  non-fundamental   limitation
concerning investment in securities of investment companies:

                  . . . [no Series may] . . . Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;

         Beyond the contemplated and potential application of the Trust's policies as discussed above, the primary purpose of this proposal to amend and update each Series' limitation in light of current investing in investment companies is to clarify application of the limitation in light of current law and interpretations thereof by regulatory authorities, to provide additional investment flexibility (as discussed above) and in other respects to replace the Trust's fundamental policy with a non-fundamental policy in order to allow the Series to adapt more quickly to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting.

         The Trust and the Board of Trustees continually review methods of structuring Series to take advantage of potential efficiencies. As noted above, in the case of Zweig Managed Assets, reclassification of the above fundamental policy will permit it to conduct investment operations on a more efficient and cost-effective basis, allowing it to obtain exposure in particular countries in a more cost-effective way than at present. The reclassification would also be of benefit to other Series, including Zweig Appreciation Fund and Zweig Strategy Fund, permitting them to take advantage of the efficiency of investing through other investment companies. ZGA may also benefit from the use of a Pooled Fund if overall assets are increased (since ZGA's fees are based on assets) and expenses of providing investment and other services to each Series may be lower than they would otherwise be.

         To avoid the costs associated with a subsequent Shareholder meeting, the Trustees recommend that Shareholders vote to permit the assets of each Series to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of the fund and its shareholders. As discussed above, approval of Proposal TWO provides the Trustees with explicit authority to approve a Pooled Fund Structure. If Shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each Series that currently prohibit investment in shares of one investment company would need to be modified to permit the investment in a Pooled Fund. To the extent that any of the fundamental policies of any of the Series could be construed as restricting the ability of the Trust to develop a "master-feeder" structure, a vote to approve this Proposal THREE will also constitute a vote to approve modification of each Series' fundamental policies to the extent necessary to effect a "master-feeder" structure, assuming that the investment objectives of the related series of the master fund are substantially similar to the analogous series of any feeder fund.

         Except for the change described above, with respect to investing in other investment companies such as country funds, reclassification of the above fundamental limitation is not expected to affect the way in which each Series is managed, for the Trustees do not expect that the Series' policy with regard to investing in other investment companies will change in the near future.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to the fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



                                 Proposal FOUR:

         PROPOSAL TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES
         CONCERNING THE ISSUANCE OF SENIOR SECURITIES

         Each Series' fundamental policy concerning senior securities currently states:

                  . . . [no Series may] . . . Issue "senior securities," except insofar as the borrowing from banks may be considered senior securities;

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy concerning senior securities:

                  . . . [no Series may] . . . Issue "senior securities," except as permitted under the Investment Company Act of 1940;

           Adoption of the proposed limitation concerning senior securities is not expected to affect the way in which the Series are managed. If the proposal is approved, the new fundamental senior securities limitation, like the current fundamental senior securities limitation, cannot be changed without a future vote of the Shareholders of the Series. The primary purpose of the proposed amendment is to ensure that the language of each Series' policy concerning senior securities affords the Series the maximum ability to adapt to possible future economic, market or regulatory changes.

         Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund or series that has a claim to the assets or earnings of the fund or series that takes precedence over the claims of shareholders of the fund or series. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is later than the normal settlement date) may be considered a "senior security". A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Series utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



                                 Proposal FIVE:

         PROPOSAL TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES
         CONCERNING THE PURCHASE OF SECURITIES OF ISSUERS IN THE
         SAME INDUSTRY

         Each Series' fundamental policy concerning the purchase of securities of issuers in the same industry currently states:

                  . . . [no Series may] . . . Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the total assets of the Series, provided that there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities, and, since Zweig Cash Fund invests exclusively in short-term securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by such obligations, there is no such limitation applicable to the Zweig Cash Fund;

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy governing the purchase of securities of issuers in the same industry:

                  . . . [no Series may] . . . Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the total assets of the Series (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities or with respect to investments in other investment companies complying with such policy);

           Adoption of the proposed limitation concerning the purchase of securities of issuers in the same industry is not expected to affect the way in which any fund is managed. If the proposal is approved, the new fundamental limitation concerning the purchase of securities of issuers in the same industry, like the current fundamental limitation concerning the purchase of securities of issuers in the same industry, cannot be changed without a future vote of Shareholders of the Series. In addition, the modification proposed in this Proposal FIVE would permit the investments in the Pooled Funds described in Proposal THREE. The primary purpose of the proposed amendment is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning the purchase of securities of issuers in the same industry affords the Series the maximum ability to adapt to possible future economic, market or regulatory changes.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                  Proposal SIX:

         PROPOSAL TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES
         CONCERNING DIVERSIFICATION OF PORTFOLIO SECURITIES

         Each Series' fundamental policy concerning diversification currently states:

                  . . . [no Series may] . . . With respect to 75% of a Series' assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or (ii) the Series would own more than 10% of the outstanding voting securities of such issuer, provided that such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities (the limitation set forth in clause (ii) does not apply to the Zweig Cash
                  Fund);

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy:

                  . . . [no Series may] . . . With respect to 75% of a Series' assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or (ii) the Series would own more than 10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy);

         Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. If the proposal is approved, the new fundamental limitation concerning diversification cannot be changed without a future vote of Shareholders of the Series. In addition, the modification proposed in this Proposal SIX would permit the investments in Pooled Funds described in Proposal THREE. The main purpose of this proposal is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning diversification of portfolio securities affords each Series the maximum ability to adapt to possible future economic, market, or regulatory changes.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                 Proposal SEVEN:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS
         MADE FOR THE PURPOSE OF EXERCISING CONTROL OVER OR
         MANAGEMENT OF THE ISSUER AND TO AMEND CERTAIN LANGUAGE

         Each Series' fundamental policy concerning investment for the purpose of the exercise of control over or management of the issuer currently states:

                  . . . [no Series may] . . . Make investments in securities for the purpose of exercising control over or management of the issuer;

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental policy:

                  . . . [no Series may] . . . Make investments for the purpose of exercising control over or management of the issuer;

         Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The main purpose of this proposal is to ensure that the language of each Series' policy concerning investments made for the purpose of exercising control over or management of the issuer affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                 Proposal EIGHT:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS
         MADE ON A JOINT OR A JOINT AND SEVERAL BASIS IN ANY TRADING ACCOUNT IN SECURITIES

         Each Series' fundamental policy concerning investments made on a joint and several basis in any trading account in securities currently states:

                  . . . [no Series may] . . . Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of two or more Series, or of one or more Series and of other accounts under the investment management of the Manager or its affiliates, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental policy:

                  . . . [no Series may] . . . Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders of two or more Series, or one or more Series and of other accounts under the investment management of the Manager or its affiliates, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.);

         Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The main purpose of this proposal is to ensure that the language of each Series' policy concerning investments made through trading accounts affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                 Proposal NINE:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE PURCHASE
         OF SECURITIES ON MARGIN AND TO AMEND CERTAIN LANGUAGE

         Each Series' fundamental policy concerning investment for the purpose of the exercise of control over or management of the issuer currently states:

                  . . . [no Series may] . . . Purchase securities on margin, except for such short- term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts. For the purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed a purchase of securities on margin by any Series;

         Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental policy:

                  . . . [no Series may] . . . Purchase securities on margin, except for such short- term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts.

         Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The main purpose of this proposal is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning the purchase of securities on margin affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non- fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                  Proposal TEN:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE PURCHASE OF SECURITIES OF AN ISSUER IF ONE OR MORE TRUSTEES OR OFFICERS OF THE TRUST OR OFFICERS OF ITS INVESTMENT MANAGER INDIVIDUALLY OWN BENEFICIALLY MORE THAN 1/2 OF 1% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

         This proposal would change to non-fundamental each Series' policy concerning the purchase of securities in which Zweig Trustees or officers hold an interest, which currently states:

                  . . . [no Series may:] Purchase the securities of an issuer if, to the Manager's knowledge, one or more of the trustees or officers of the Trust or the officers of the Manager individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together such trustees and officers owning more than 1/2 of 1% own beneficially more than 5% of such securities.

         The reclassification of the Series' fundamental policy would not significantly affect the way in which the Series are managed. The purpose of the proposal is to replace the Series' fundamental policy with an identical non-fundamental policy in order to ensure that the language of the Series' policy concerning the purchase of securities in which certain Zweig trustees or officers have an interest affords the fund the ability to adapt to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



              PROPOSALS ELEVEN THROUGH FOURTEEN -- TO BE VOTED UPON
                     BY SHAREHOLDERS OF ZWEIG STRATEGY FUND,
                     ZWEIG APPRECIATION FUND AND GOVERNMENT
                                SECURITIES SERIES

         PROPOSALS ELEVEN THROUGH FOURTEEN DEAL WITH THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES OF ZWEIG

STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES FUND AS NON-FUNDAMENTAL. IN EACH CASE, ALTHOUGH ZWEIG MANAGED ASSETS HAS A POLICY IDENTICAL TO EACH SUCH POLICY, IT IS NOT A FUNDAMENTAL POLICY OF ZWEIG MANAGED ASSETS. THUS, SHAREHOLDERS OF ZWEIG MANAGED ASSETS ARE NOT BEING ASKED TO VOTE ON SUCH PROPOSALS.



                                Proposal ELEVEN:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND,
         ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES
         CONCERNING INVESTMENT IN AN ISSUER WITH A LIMITED
         OPERATING HISTORY

         This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series.

                  . . . [no Series may:] . . . Invest in securities of an issuer which, together with any predecessor, has been in continuous operation for less than three years if, as a result, more than 5% of the total assets of the Series would then be invested in such securities;

         The reclassification of this fundamental policy to non-fundamental is not expected to affect the way in which Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series are managed. The primary purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of each Series' policy concerning investments in issuers with limited operating histories affords the fund the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder meeting. Fundamental policies can be changed only with the approval of Shareholders, while non- fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval. To the extent this policy could be viewed as precluding investments in newly formed Pooled Funds as discussed in Proposal THREE, the non-fundamental nature of this policy would permit the Board to make appropriate modifications if it were to determine to pursue a Pooled Fund approach.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                Proposal TWELVE:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG
         APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES
         CONCERNING SHORT SALES OF SECURITIES

         This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series:

                  . . . [no Series may:] . . . Sell securities short, except as described in the Prospectus and in accordance with the following:

                      When a Series makes a short sale, the proceeds it receives will be retained by the broker until the Series replaces the borrowed security. The Series may, but will not necessarily, receive interest on such proceeds. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must pay to the broker any dividends or interest payable on the security until the Series replaces the security;

                      A Series' obligation to replace the security borrowed in connection with a short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, a Series will be required to deposit cash or U.S. Government securities as collateral in a segregated account with a custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Series will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral deposits;

                      If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amounts of transaction costs and any premium, dividend or interest which the Series may have to pay in connection with such short sale;

         Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The primary purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of the policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning short sales affords these Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



                               Proposal THIRTEEN:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG
         APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES
         CONCERNING INVESTMENTS IN WARRANTS

         This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series:

                  . . . [no Series may:] . . . Invest more than 5% of its net assets in warrants valued at the lower of cost or market (other than those that have been acquired in units or attached to other securities). Included within that amount, no more than 2% of a Series' net assets may be invested in warrants not traded on the NYSE or American Stock Exchange. Government Securities Series and Zweig Cash Fund may not invest in warrants.

         Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The primary purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of the Series' policy concerning investments in warrants affords the Series the maximum ability to adapt to possible future economic, market and regulatory conditions without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



                               Proposal FOURTEEN:

         PROPOSAL TO RECLASSIFY AS NON-FUNDAMENTAL THE
         FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG
         APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES
         CONCERNING THE PURCHASE OF ILLIQUID SECURITIES

         This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series:

                  . . . [no Series may:] . . . Purchase a security which is not readily marketable, which is subject to legal or contractual restrictions or which is otherwise illiquid, including "non-marketable" securities and repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Series' net assets (5% for Zweig Managed Assets and 10% for Zweig Cash Fund) would consist of such securities; or invest more than 15% of its assets in over-the-counter options in combination with other illiquid assets that are not purchased from government securities dealers;

         Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The primary purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of the Series' policy concerning the purchase of illiquid securities affords the Series the maximum ability to adapt to possible future economic, market and regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities

Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.



                     PROPOSAL FIFTEEN -- TO BE VOTED UPON BY
                  SHAREHOLDERS OF GOVERNMENT SECURITIES SERIES

                                Proposal FIFTEEN:


     PROPOSAL TO AMEND THE FUNDAMENTAL POLICY OF GOVERNMENT
     SECURITIES SERIES CONCERNING CURRENT RETURN AND TO
     RECLASSIFY CERTAIN LANGUAGE AS NON-FUNDAMENTAL

         Government Securities Series fundamental investment objectives and policies currently state:

                  Government Securities Series seeks a high current return by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities.

                  It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions. For temporary defensive purposes, the Series may hold cash or invest in money market instruments . . .

         Subject to Shareholder Approval, the Trustees intend to replace Government Securities Series fundamental policy with the following policy:

                  Government Securities Series seeks a high total return from current income and preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities.

                  It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Series may hold cash or invest in money market instruments . . .

         This first paragraph of this policy would be modified as proposed above and would remain fundamental. The second paragraph of this policy would be reclassified as non- fundamental. Adoption of the proposed modifications in the Government Securities Series' fundamental policies is not expected to affect the way in which the Government Securities Series is managed. The primary purpose of the proposed amendment is to clarify the investment objectives of the Government Securities Series, to provide additional investment flexibility and in other respects to replace the Government Securities Series' fundamental policy with a non-fundamental policy in order to allow the Government Securities Series to adapt more quickly to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting. If the proposal is approved, the first paragraph of the new limitation will remain fundamental and thus not be subject to change without a future vote of the Shareholders of Government Securities Series. The second paragraph of the limitation will become non-fundamental and thus be subject to change or elimination by the Board of Trustees without Shareholder approval.

         CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the adoption of the proposed amendments and reclassification will benefit Government Securities Series and its shareholders and unanimously recommends a vote FOR the proposed amendments and reclassification. If the proposal is not approved, the Government Securities Series' current fundamental policy will remain unchanged.

Other Matters

         The Trust does not know of any other matters to be presented at the Special Meeting of Shareholders. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

         If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating.

Shareholder Proposals for Subsequent Meetings

         Neither the Series nor the Trust holds regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 5 Hanover Square, 17th Floor, New York, New York 10004. It is suggested that proposals be submitted by certified mail, return receipt requested.

Investment Manager

         Zweig/Glaser Advisers, 5 Hanover Square, 17th Floor, New York, New York 10004, serves as the investment manager for the Trust.

Principal Distributor

         Zweig Securities Corp., 5 Hanover Square, 17th Floor, New York, New York 10004, serves as the principal distributor of the Trust.

Revocation of Proxies

         You can revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Trust at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

Voting Information

         Proxies are being solicited by the Board of Trustees for the Special Meeting of Shareholders to be held on April __, 1996, at the Trust's offices at 5 Hanover Square, 17th Floor, New York, New York 10004, at [10:00 a.m.]. A proxy may be revoked at any time before the Meeting by oral or written notice to the Fund. Valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of all Proposals.

         In the event that a quorum is not present at the Meeting, the persons named as proxies intend to propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the adjourned Meeting in person or by proxy.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                               ZWEIG SERIES TRUST

                               PLAN OF CONVERSION

            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

                  THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the "Agreement") is made and entered into as of [March] __, 1996, by and between Zweig Series Trust, a Massachusetts business trust having an office at 5 Hanover Square, New York, New York 10004 (the "Massachusetts Trust"), and Zweig Series Trust, a Delaware business trust having an office at 5 Hanover Square, New York, New York 10004 (the "Delaware Trust").

                  WHEREAS, the Board of Trustees of the Massachusetts Trust and the Board of Trustees of the Delaware Trust have determined that it is in the best interests of the Massachusetts Trust and the Delaware Trust, respectively, that the assets of the Massachusetts Trust be acquired by the Delaware Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware; and

                  WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended:

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                   1. Plan Of Exchange.

                           (a) Subject to the requisite approval of the shareholders of the Massachusetts Trust and to the terms and conditions contained herein, on the Exchange Date (as defined herein), the Massachusetts Trust shall assign, transfer and convey the assets of each of its series identified on Schedule I hereto (collectively, the "Current Series" and each individually, a "Current Series") (and relevant class thereof), including all securities and cash held by each Current Series (and relevant class thereof), and the liabilities attributable to each such Current Series (and relevant class thereof), to the corresponding series of the Delaware Trust identified on
         Schedule I hereto (collectively, the "Successor Series" and each individually, a "Successor Series") (and relevant class thereof), and each such Successor Series (and relevant class thereof) shall acquire all of the assets of each corresponding Current Series (and relevant class thereof), and the liabilities attributable to each such Current Series (and relevant class thereof), in exchange for shares of beneficial interest of such Successor Series (the "Delaware Trust Shares") equal in number and class thereof to the corresponding number and class of the outstanding shares of each Current Series. In lieu of delivering certificates for the Delaware Trust Shares, the Delaware Trust shall credit the Delaware Trust Shares to the Massachusetts Trust's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Massachusetts Trust. The Massachusetts Trust shall then deliver written instructions to the Delaware Trust's transfer agent to establish accounts for the shareholders of the respective Current Series on the share record books relating to each corresponding Successor Series.

                           (b)  Delivery  of the  assets of each of the  Current
         Series to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, the Delaware Trust's custodian (the
         "Custodian"). Such delivery shall be made for the account of the Delaware Trust and the Successor Series, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Delaware Trust and the Successor Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Delaware Trust and the Successor Series. All assets delivered to the Custodian as provided herein shall be allocated by the Delaware Trust to each Successor Series corresponding to the Current Series from which, or on the account of which, the assets were transferred. All of the liabilities of each Current Series shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the applicable corresponding Successor Series.

                           (c) The Massachusetts Trust will pay or cause to be paid to the Delaware Trust any interest received on or after the Exchange Date with respect to assets transferred from any Current Series to the corresponding Successor Series hereunder and the Delaware Trust shall allocate any such interest to the appropriate Successor Series. The Massachusetts Trust will transfer to the Delaware Trust any distributions, rights or other assets received by the Massachusetts Trust after the Exchange Date as distributions on or with respect to the securities transferred from any Current Series to the corresponding Successor Series hereunder. The Delaware Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Series. All such assets shall be deemed included in assets transferred to the Current Series on the Exchange Date and shall not be separately valued.

                           (d) If the requisite number of shareholders of each Current Series do not approve this Agreement, the Trust will continue to operate as a Massachusetts business trust with regard to those Current Series which have not approved the Conversion and may (but would not be obligated to) transfer the assets of some or all of those Current Series which have approved the Conversion in accordance with the terms hereof with appropriate modifications hereto.

                           (e) The Exchange Date shall be April __, 1996, or such earlier or later date as may be mutually agreed upon by the parties.

                           (f) As soon as practicable after the Exchange Date, and following distribution by the Massachusetts Trust of the Delaware Trust Shares of each of the Successor Series received by it among the shareholders of each corresponding Current Series in proportion to the number of shares each such shareholder holds in each such Current Series, the Massachusetts Trust will dissolve and terminate.

                   2. The Massachusetts Trust's Representations And Warranties. The Massachusetts Trust represents and warrants to and Delaware Trust as follows:

                           (a) The Massachusetts Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                           (b) The Massachusetts Trust and each Current Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                           (c) On the Exchange Date, the Massachusetts Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                   3. The Delaware Trust's Representations And Warranties. The Delaware Trust represents and warrants to and agrees with the Massachusetts Trust as follows:

                           (a) The Delaware Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

                           (b) At the Exchange Date, the Delaware Trust Shares to be issued to the Massachusetts Trust (the only Series Shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Delaware Trust. No Delaware Trust or Successor Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

                   4. The Delaware Trust's Conditions Precedent. The obligations of the Delaware Trust hereunder shall be subject to the following conditions:

                           (a) The Massachusetts Trust shall have furnished to the Delaware Trust a statement of the Massachusetts Trust's assets, including a list of securities owned by the Massachusetts Trust with their respective tax costs and values.

                           (b) As of the Exchange Date, all representations and warranties of the Massachusetts Trust made in this Agreement shall be true and correct as if made at and as of such date, and the Massachusetts Trust shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                           (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Massachusetts Trust entitled to vote and the shareholders of the Massachusetts Trust and each applicable Current Series shall have voted, by the vote specified in the proxy materials of the Massachusetts Trust and the Current Series relating to this Agreement, to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted by or on the Exchange Date, as sole shareholder of the Delaware Trust, (i) to vote on each of the Proposals set forth in the Proxy Statements and approved by the shareholders, so that the approval of the respective Proposals may be made effective with respect to the Delaware Trust as well as the Massachusetts Trust; (ii) to elect Clare B. Benenson, Richard E. Deems,
         S. Leland Dill, Eugene J. Glaser, and Donald B. Romans as trustees of the Delaware Trust; (iii) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust; and (iv) to approve all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements.

                   5. The Massachusetts Trust's Conditions Precedent. The obligations of the Massachusetts Trust hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Delaware Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Delaware Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                   6. The Delaware Trust's And The Massachusetts Trust's Conditions Precedent. The obligations of both the Delaware Trust and the Massachusetts Trust hereunder shall be subject to this Agreement and the transactions contemplated hereby having been approved by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940
Act) of the Massachusetts Trust entitled to vote as of the close of business on [March] __, 1996, or such earlier or later date as may be mutually agreed upon by the parties.

                   7. Amendment Or Termination Of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Delaware Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Massachusetts Trust) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or
(iii) circumstances
should develop that, in the opinion of either the Board of Trustees of the Massachusetts Trust or of the Delaware Trust, make proceeding with this Agreement in its current form inadvisable.

                  In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Massachusetts Trust and the Board of Trustees of the Delaware Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders.

                  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Delaware Trust or the trustees, officers or shareholders of the Massachusetts Trust, in respect of this Agreement.

                   8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Delaware Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust or the shareholders of the Delaware Trust, as the case may be.

                   9.   No   Survival   Of   Representations.    None   of   the
representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                   10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Massachusetts Trust, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

                   11.   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                   12. Capacity Of Trustees. With respect to the Massachusetts Trust, the name "Zweig Series Trust" and the term "Trustees of the Massachusetts Trust", refer, respectively, to the Massachusetts Trust created and the Trustees of the Massachusetts Trust, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated April 11, 1986, as amended. The obligations of the Massachusetts Trust entered into in the name and on behalf thereof by any of the Trustees of the Massachusetts Trust, representatives or other agents, were not made individually, but in such capacities, and are not binding upon any of the Massachusetts Trustees, representatives or other agents, or the shareholders of the Massachusetts Trust, but bind only the property of the Massachusetts Trust, and all persons dealing with any Series or Class of shares of the Massachusetts Trust must look solely to the Trust property belonging to such Series or Class for the enforcement of any claims against the Massachusetts Trust.

                  IN WITNESS WHEREOF, the Massachusetts Trust and the Delaware Trust have caused this Agreement and Plan of Conversion and Termination to be duly executed as of the day and year first above written.



                                             Zweig Series Trust,
                                             a Massachusetts Business Trust



                                             By: ______________________________
                                                         Title:




                                              Zweig Series Trust,
                                              a Delaware Business Trust



                                             By: ______________________________
                                                          Title:

                                   SCHEDULE I

     Current Series                          Corresponding Successor Series

     Zweig Strategy Fund                     Zweig Strategy Fund
     Zweig Appreciation Fund                 Zweig Appreciation Fund
     Zweig Managed Assets                    Zweig Managed Assets
     Government Securities Series            Zweig Government Fund
     Zweig Cash Fund                         Zweig Cash Fund

                                                                       EXHIBIT B
                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                               ZWEIG SERIES TRUST


                  THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustee(s) named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

                  NOW, THEREFORE, the Trustee(s) hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustee(s) will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

                                    ARTICLE I

                              Name and Definitions

                  Section 1. Name. This Trust shall be known as "Zweig Series Trust" and the Trustee(s) shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

                  Section  2.   Definitions.   Whenever  used  herein,   unless
otherwise required by the context or specifically provided:

                  (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

                  (b) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustee(s) in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

                  (c) "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

                  (d) "Commission" and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

                  (e)   "Declaration   of  Trust"  means  this   Agreement   and
Declaration of Trust, as amended or restated from time to time;

                  (f) "Delaware Act" means the Delaware Business Trust Act, 12 Del. C. ss.ss. 3801 et seq., as amended from time to time;

                  (g) "Manager" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

                  (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

                  (i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

                  (j) "Series" means each Series of Shares established and designated under or in accordance with the provisions of Article III;

                  (k) "Shareholder" means a record owner of outstanding Shares;

                  (l) "Shares" means the Shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

                  (m) "Trust" means the Delaware business trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

                  (n) "Trust Property" means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

                  (o) "Trustees" means the person or persons who have signed this Declaration of Trust and all other Persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in her or his or their capacity as trustees hereunder.

                                   ARTICLE II

                                Purpose of Trust

                  The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.


                                   ARTICLE III

                                     Shares

                  Section 1. Division of Beneficial Interest. The beneficial interest in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this
Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof,
(i) to divide the beneficial interest in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine,
(ii) to issue Shares without limitation as to number (including fractional Shares), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number, or issue dividends in Shares with respect to Shares of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof and (vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

                  Subject to the distinctions permitted among Classes or otherwise in Shares of the same Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable

Shareholder shall be entitled to be paid solely out of, the funds and property of such Series or Class thereof of the Trust.

                  All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

                  All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no appraisal, preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

                  Section 2. Ownership of Shares. The Ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held from time to time by each Shareholder.

                  Section 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, Shareholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

                  Section 4. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

                  Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every

Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Except as specifically provided herein, no Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or Trustees relating to the Trust or to a Series or Class may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series or Class and its respective assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

                  Section 6. Establishment and Designation of Series (or Class). Without obtaining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

                  Shares of each Series (or Class) established  pursuant to this
Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

                  (a) Assets Held with Respect to a Particular Series (or Class). All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

                  (b) Liabilities Attributable to a Particular Series (or Class). The assets of the Trust held with respect to each particular Series (or Class thereof) shall be charged exclusively with the liabilities of the Trust attributable to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being attributable to any particular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as "liabilities attributable to" that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. All liabilities attributable to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Shares of a Series. To the extent that the Trustees, pursuant to Section 2 of
Article VII hereof, include a Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, instrument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

                  (c) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                  (d)  Equality.  All the Shares of each  particular  Series (or
Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or otherwise, of Shares within such Series).

                  (e) Fractions. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

                  (f) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities attributable to any two or more Series (or Classes) into assets and liabilities attributable to a single Series or Class.

                  (g) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

                  Section 7. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series (or Class thereof) of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Series (or Class thereof) may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.


                                   ARTICLE IV

                                    Trustees

                  Section 1. Number, Election and Tenure. The number of Trustees shall initially be five, who shall be Claire B. Benenson, Richard E. Deems, S. Leland Dill, Eugene J. Glaser and Donald B. Romans. After the date of this Declaration of Trust, the number of Trustees shall be five or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 3 of this Article IV. Each Trustee shall serve during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of her or his successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the Secretary of any meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust.

                  Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager(s) are empowered to appoint new Trustees subject to the applicable provisions of the 1940 Act.

                  Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees; the Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; declare and pay dividends and distributions to Shareholders from the assets available therefor; and in general exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

                  Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

                  (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

                  (b) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

                  (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

                  (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (e) To set record dates for the determination of Shareholders with respect to various matters, which, for purposes of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution; without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes);

                  (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

                  (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

                  (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

                  (i) To join with other security or property holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                  (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

                  (k)  To  enter  into  joint   ventures,   general  or  limited
partnerships and any other combinations or associations;

                  (l) To borrow funds or other property in the name of the Trust or any Series thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

                  (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

                  (n) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

                  (o) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

                  (p)      To enter into contracts of any kind and description;

                  (q)  To  interpret  the  investment  policies,   practices  or
limitations of any Series or Class;

                  (r) To establish a registered office and have a registered agent in the State of Delaware;

                  (s) To invest the assets of any Series in a single investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;

                  (t) Subject to the 1940 Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Act may engage; and

                  (u) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

                  The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general power of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

                  The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

                  Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

                  Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, at such intervals as the Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

                  Section 6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  Section 7.  Service Contracts.

                  (a) Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

                  (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of
Section 15 of the 1940 Act, or any successor provision; and any such contract may contain such other terms as the Trustees may determine.

                  (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or Shareholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws or stipulated by resolution of the Trustees. The Trustees are empowered, at any time and from time to time, to retain subagents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

                  (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services, including without limitation accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Trustees determine to be in the best interests of the Trust and the applicable Series (or Class).

                  (e)      The fact that:

                           (i) any of the Shareholders, Trustees, or officers of
                  the Trust is a Shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

                           (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

                  Section 8. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.


                                    ARTICLE V

                    Shareholders' Voting Powers and Meetings

                  Section 1. Voting Powers, Meetings, Notice and Record Dates. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except
(i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

                  Section 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

                  Section 3. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.


                                   ARTICLE VI

                 Net Asset Value, Distributions and Redemptions

                  Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted resolution of the Trustees such bases and time or times for determining the net asset value of the Shares of any Series or Class, the net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable from time to time.

                  Section 2.  Redemptions and Repurchases.

                  (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or Class or to determine fairly the value of the net assets held with respect to such Series or Class or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

                  (b) The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

                  (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to involuntarily redeem any number, or principal amount, of Shares of such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

                  (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

                  (e) Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this Article VI, Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount which initially shall be $_______ or such other amount as determined by the Trustees or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

                  (f) Shares redeemed shall, upon redemption, be deemed to be retired and restored to the status of unissued shares.


                                   ARTICLE VII

                         Compensation and Limitation of
                              Liability of Trustees

                  Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

                  Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this
Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

                  All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

                  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Series that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

                  Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

                  Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.


                                  ARTICLE VIII

                                  Miscellaneous

                  Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                  Section 2.  Termination of Trust or Series.

                  (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

                  (b) Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

                  (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

                  Section 3.  Reorganization.

                  (a) Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

                  (b)  Pursuant  to and in  accordance  with the  provisions  of
Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

                  (c) The Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

                  Section 4. Amendments. Except as specifically provided in this section, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote
(i) on any amendment that would affect their right to vote granted in Article V,
Section 1 hereof, (ii) on any amendment to this Section 4 of Article VIII, (iii) on any amendment that may be required to be approved by Shareholders by applicable law or by the Trust's registration statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or
Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in

Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

                  Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein", "hereof" and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

                  Section 6.  Applicable Law.

                  (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the state of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

                  (b) Notwithstanding the first sentence of Section 6(a) of this
Article VIII, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the state of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property,
(iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal,
(vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

                  Section 7.  Provisions in Conflict with Law or Regulations.

                  (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

                  Section 8. Business Trust Only. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

                  IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of _______________ __, 199_.

                                                         TRUSTEE[S]


                                          ----------------------------------
                                           _______________, as Trustee


                                          [---------------------------------]
                                           _______________, as Trustee

                                          [---------------------------------]
                                           _______________, as Trustee


                                          [---------------------------------]
                                           _______________, as Trustee


                                          [---------------------------------]
                                           _______________, as Trustee


                                          [---------------------------------]
                                           _______________, as Trustee

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                               ZWEIG SERIES TRUST



                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I           Name and Definitions...................................... 1

ARTICLE II          Purpose of Trust.......................................... 3

ARTICLE III         Shares.................................................... 3

         Section 1.  Division of Beneficial Interest.......................... 3
         Section 2.  Ownership of Shares...................................... 4
         Section 3.  Transfer of Shares....................................... 4
         Section 4.  Investments in the Trust................................. 4
         Section 5.  Status of Shares and Limitation of Personal Liability.... 4
         Section 6.  Establishment and Designation of Series (or Class)....... 5
         Section 7.  Indemnification of Shareholders.........................  7

ARTICLE IV          Trustees.................................................. 8

         Section 1.  Number, Election and Tenure.............................. 8
         Section 2.  Effect of Death, Resignation, etc. of a Trustee.........  8
         Section 3.  Powers..................................................  9
         Section 4.  Payment of Expenses by the Trust........................ 13
         Section 5.  Payment of Expenses by Shareholders..................... 13
         Section 6.  Ownership of Assets of the Trust........................ 14
         Section 7.  Service Contracts....................................... 14
         Section 8.  Trustees and Officers as Shareholders................... 15

ARTICLE V           Shareholders' Voting Powers and Meetings................. 16

         Section 1.  Voting Powers, Meetings, Notice and Record Dates........ 16
         Section 2.  Quorum and Required Vote................................ 16
         Section 3.  Additional Provisions................................... 17


                                       (i)

ARTICLE VI          Net Asset Value, Distributions and Redemptions........... 17

         Section 1.  Determination of Net Asset Value, Net Income, and
                     Distributions........................................... 17
         Section 2.  Redemptions and Repurchases............................. 17



ARTICLE VII         Compensation and Limitation of Liability of Trustees..... 19

         Section 1.  Compensation............................................ 19
         Section 2.  Indemnification and Limitation of Liability............. 19
         Section 3.  Trustee's Good Faith Action, Expert Advice, No Bond or
                     Surety.................................................. 20
         Section 4.  Insurance............................................... 20

ARTICLE VIII        Miscellaneous............................................ 20

         Section 1.  Liability of Third Persons Dealing with Trustees........ 20
         Section 2.  Termination of Trust or Series.......................... 21
         Section 3.  Reorganization.......................................... 21
         Section 4.  Amendments.............................................. 22
         Section 5.  Filing of Copies, References, Headings.................. 22
         Section 6.  Applicable Law.......................................... 23
         Section 7.  Provisions in Conflict with Law or Regulations.......... 23
         Section 8.  Business Trust Only..................................... 24


                                      (ii)

                                                                       EXHIBIT C

                               Zweig Series Trust

                   Current and Proposed Fundamental Policies

The table below lists current fundamental policies of the Trust that the Proxy Statement proposes to modify:



Proposal   Current Fundamental Policy            Proposed Policy                     Other Information
--------   --------------------------            ---------------                     -----------------


THREE      . . . [no Series may ] . . .          . . . [no Series may] . . .         This policy is
           Purchase securities of any            Purchase securities of any          to be changed
           other investment company,             other investment company,           from
           except in connection with a           except (i) by purchase in the       fundamental to
           merger, consolidation,                open market involving only          non-
           reorganization or acquisition         customary brokers' commissions,     fundamental.
           of assets except that foreign         (ii) in connection with a
           banks and their agencies or           merger, consolidation,
           subsidiaries are not considered       reorganization or acquisition
           "investment companies" for            of assets or (iii) as otherwise
           purposes of this limitation;          permitted by applicable law;

FOUR       . . . [no Series may] . . .           . . . [no Series may] . .           This policy
           Issue "senior securities,"            .Issue "senior securities,"         will remain
           except insofar as the borrowing       except as permitted under the       fundamental
           from banks may be considered          Investment Company Act of 1940;     but with
           senior securities;                                                        changed
                                                                                     wording.

FIVE       . . . [no Series may] . . .           . . . [no Series may] . . .         This policy
           Purchase the securities of            Purchase the securities of          will remain
           issuers conducting their              issuers conducting their            fundamental
           principal business activities         principal business activities       but with
           in the same industry if               in the same industry if             changed
           immediately after such purchase       immediately after such purchase     wording.
           the value of its investment in        the value of its investments in
           such industry would exceed 25%        such industry would exceed 25%
           of the value of the total             of the value of the total
           assets of the Series, provided        assets of the Series,  (there
           that there is no such                 is no such limitation with
           limitation with respect to            respect to obligations of the
           obligations of the U.S.               U.S. Government, its agencies
           Government, its agencies and          and instrumentalities or with
           instrumentalities, and, since         respect to investments in other
           Zweig Cash Fund invests               investment companies);
           exclusively in short-term
           securities issued or guaranteed
           as to the payment of principal
           and interest by the U.S.
           Government, its agencies or
           instrumentalities or repurchase
           agreements collateralized by
           such obligations, there is no
           such limitation applicable to
           Zweig Cash Fund;

SIX        . . . [no Series may] . . .           . . . [no Series may] . . .         This policy
           With respect to 75% of a              With respect to 75% of a            will remain
           Series' assets, purchase the          Series' assets, purchase the        fundamental
           securities of any one issuer,         securities of any one issuer,       but with
           if immediately after such             if immediately after such           changed
           purchase (i) more than 5% of          purchase (i) more than 5% of        wording.
           the value of the total assets         the value of the total assets
           of any Series would be invested       of any Series would be invested
           in such issuer or (ii) the            in such issuer or (ii) the
           Series would own more than 10%        Series would own more than 10%
           of the outstanding voting             of the outstanding voting
           securities of such issuer,            securities of such issuer,
           provided that such limitations        (such limitations do not apply
           do not apply to securities            to securities issued by the
           issued by the U.S. Government,        U.S. Government, its agencies
           its agencies or                       or instrumentalities);
           instrumentalities (the
           Limitation set forth in clause
           (ii) does not apply to the
           Zweig Cash Fund);

SEVEN      . . . [no Series may] . . .           . . . [no Series may] . . .         This policy is
           Make investments in securities        Make investments for the            to be changed
           for the purpose of exercising         purpose of exercising control       from
           control over or management of         over or management of the           fundamental to
           the issuer;                           issuer;                             non-
                                                                                     fundamental.

Proposal   Current Fundamental Policy            Proposed Policy                     Other Information
--------   --------------------------            ---------------                     -----------------


EIGHT      . . . [no Series may] . . .           . . . [no Series may] . . .         This policy is
           Participate on a joint or a           Participate on a joint or a         to be changed
           joint and several basis in any        joint and several basis in any      from
           trading account in securities.        trading account in securities.      fundamental to
           The "bunching" of orders of two       (The "bunching" of orders of        non-
           or more Series, or one or more        two or more Series, or one or       fundamental.
           Series and of other accounts          more Series and of other
           under the investment management       accounts under the investment
           of the Manager or its                 management of the Manager or
           affiliates, for the sale or           its affiliates, for the sale or
           purchase of portfolio                 purchase of portfolio
           securities shall not be               securities shall not be
           considered participation in a         considered participation in a
           joint securities trading              joint securities trading
           account;                              account);

NINE       . . . [no Series may] . . .           . . . [no Series may] . . .         This policy is
           Purchase securities on margin,        Purchase securities on margin,      to be changed
           except such short-term credits        except for such short-term          from
           as are necessary for the              credits as are necessary for        fundamental to
           clearance of transactions and         the clearance of transactions       non-
           provided that a Series may make       and initial and variation           fundamental.
           initial and variation margin          margin payments in connection
           payments in connection with           with transactions in futures
           transactions in futures               contracts and options
           contracts and options                 contracts.
           contracts.  For the purposes of
           this restriction, the deposit
           of initial or maintenance
           margin in connection with
           futures contracts will not be
           deemed a purchase of securities
           on margin by any Series;

TEN        . . . [no Series may:]                Same as current policy.             This policy is
           Purchase the securities of an                                             to be changed
           issuer if, to the Manager's                                               from
           knowledge, one or more of the                                             fundamental to
           trustees or officers of the                                               non-
           Trust or the officers of the                                              fundamental.
           Manager individually own
           beneficially more then1/2of 1%
           of the outstanding securities
           of such issuer and together
           such trustees and officers
           owning more than1/2of 1% own
           beneficially more than 5% of
           such securities;

ELEVEN     . . . [no Series may:] . . .          Same as current policy.             This policy is
           Invest in securities of an                                                to be changed
           issuer which, together with any                                           from
           predecessor, has been in                                                  fundamental to
           continuous operation for less                                             non-
           than three years if, as a                                                 fundamental.
           result, more than 5% of the
           total assets of the Series
           would then be invested in such
           securities;

Proposal   Current Fundamental Policy            Proposed Policy                     Other Information
--------   --------------------------            ---------------                     -----------------


TWELVE     . . . [no Series may:] . . .          Same as current policy.             This policy is
           Sell securities short, except                                             to be changed
           as described in the Prospectus                                            from
           and in accordance with the                                                fundamental to
           following:                                                                non-
                                                                                     fundamental.

           When a Series makes a short
           sale, the proceeds it receives
           will be retained by the broker
           until the Series replaces the
           borrowed security. The Series
           may, but will not necessarily,
           receive interest on such
           proceeds. In order to deliver
           the security to the buyer, the
           Series must arrange through a
           broker to borrow the security
           and, in so doing, the Series
           will become obligated to
           replace the security borrowed
           at its market price at the time
           of replacement, whatever that
           price may be. The Series may
           have to pay a premium to borrow
           the security. The Series must
           pay to the broker any dividends
           or interest payable on the
           security until the Series
           replaces the security;


           A Series' obligation to replace
           the security borrowed in
           connection with a short sale
           will be secured by collateral
           deposited with the broker,
           consisting of cash or U.S.
           Government securities or other
           securities acceptable to the
           broker. In addition, a Series
           will be required to deposit
           cash or U.S. Government
           securities as collateral in a
           segregated account with a
           custodian in an amount such
           that the value of both
           collateral deposits is at all
           times equal to at least 100% of
           the current market value of the
           securities sold short. The
           Series will receive the
           interest accruing on any U.S.
           Government securities held as
           collateral in the segregated
           account with the custodian. The
           deposits do not necessarily
           limit the Series' potential
           loss on a short sale, which may
           exceed the entire amount of the
           collateral deposits;

           If the price of the security
           sold short increases between
           the time of the short sale and
           the time the Series replaces
           the borrowed security, the
           Series will incur a loss, and
           if the price declines during
           this period, the Series will
           realize a short-term capital
           gain. Any realized short-term
           capital gain will be decreased,
           and any incurred loss
           increased, by the amounts of
           transaction costs and any
           incurred loss increased, by the
           amounts of transaction costs
           and any premium, dividend or
           interest which the Series may
           have to pay in connection with
           such short sale;

Proposal   Current Fundamental Policy            Proposed Policy                     Other Information
--------   --------------------------            ---------------                     -----------------


THIRTEEN   . . . [no Series may:] . . .          Same as current policy.             This policy is
           Invest more than 5% of its net                                            to be changed
           assets in warrants valued at                                              from
           the lower of cost or market                                               fundamental to
           (other than those that have                                               non-
           been acquired in units or                                                 fundamental.
           attached to other securities).
           Included within that amount, no
           more than 2% of a Series' net
           assets may be invested in
           warrants not traded on the
           NYSE or American Stock
           Exchange. Government
           Securities Series and Zweig
           Cash Fund may not invest in
           warrants.

FOURTEEN   . . . [no Series may:] . . .              Same as current policy.             This policy is
           Purchase a security which is                                                  to be changed
           not readily marketable, which                                                 from
           is subject to legal or                                                        fundamental to
           contractual restrictions or                                                   non-
           which is otherwise illiquid,                                                  fundamental.
           including "non-marketable"
           securities and repurchase
           agreements having more than
           seven days remaining to
           maturity, if, as a result, more
           than 15% of the Series' net
           assets (5% for Zweig Managed
           Assets and 10% for Zweig Cash
           Fund) would consist of such
           securities; or invest more than
           15% of its assets in over-the-
           counter options in combination
           with other illiquid assets that
           are not purchased from
           government securities dealers;

FIFTEEN    Government Securities Series              Government Securities Series        The first
           seeks a high current return by            seeks a high total return from      paragraph of
           investing primarily in U.S.               current income and preservation     this policy
           Government and agency                     of capital over the long term       will remain
           securities, including                     by investing primarily in U.S.      fundamental
           Government National Association           Government and agency               but with
           ("GNMA") mortgage-backed                  securities, including               changed
           certificates, and repurchase              Government National Mortgage        wording.  The
           agreements collateralized by              Association ("GNMA") mortgage-      second
           such securities.                          backed certificates, and            paragraph of
                                                     repurchase agreements               this policy is
                                                     collateralized by such              to be changed
           It is the Series' policy that             securities.                         from
           at least 65% of its total                                                     fundamental to
           assets will be invested in U.S.           It is the Series' policy that       non-
           Government securities                     at least 65% of its total           fundamental.
           (including GNMA certificates),            assets will be invested in U.S.
           except during times when the              Government securities
           Manager believes that adoption            (including GNMA certificates),
           of a temporary defensive                  except during times when the
           position is desirable due to              Manager believes that adoption
           prevailing market or economic             of a temporary defensive
           conditions.  For temporary                position is desirable.  For
           defensive purposes, the Series            temporary defensive purposes,
           may hold cash or invest in                the Series may hold cash or
           money market instruments . . .            invest in money market
                                                     instruments . . .


                                  SCHEDULE 1

         The following is a comparison of the provisions of the existing Declaration of Trust and Code of Regulations of the Current Trust and the proposed Delaware Trust Instrument and By-Laws of the Delaware Trust (the "By-Laws"):


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Summary of the                The Massachusetts Trust was                  The Delaware trust will be
  Trust                       established on _____, 1984                   formed as a Delaware business
Instrument.................   and operates pursuant to an                  trust pursuant to the
                              Amended and Restated                         Delaware Trust Instrument and
                              Agreement and Declaration                    a certificate of trust.  The
                              of Trust dated April 11,                     purpose of the Trust will be
                              1986, as further amended by                  to conduct, operate and carry
                              several amendments through                   on the business of a
                              October 3, 1991.  The                        management investment company
                              Massachusetts Trust's                        registered under the 1940 Act
                              fiscal year end is December                  through one or more Series
                              31.  The Trustees may,                       investing primarily in
                              without Shareholder                          securities, and to carry on
                              approval, change the fiscal                  such other business as the
                              year of the Trust.  The                      Trustees may from time to
                              Massachusetts Trust's                        time determine pursuant to
                              operations are governed by                   their authority under the
                              the Massachusetts Trust                      Delaware Trust Instrument.
                              Instrument, the Bylaws,                      The investment objective,
                              applicable Massachusetts                     policies, and limitations of
                              law and the provisions of                    the successor fund will be
                              the 1940 Act, the rules and                  the same as those of the
                              regulations of the SEC                       current fund, including the
                              thereunder and applicable                    revised policies and
                              state securities laws.                       limitations, if approved,
                                                                           adopted by Shareholders pursuant to
                                                                           Proposals THREE- FIFTEEN. The
                                                                           Delaware Trust's fiscal year end is
                                                                           also December 31, which is that of
                                                                           the Massachusetts Trust. The
                                                                           Trustees may change the fiscal year
                                                                           end of the Delaware Trust at their
                                                                           discretion in the future. Prior to
                                                                           the Conversion, the Successor Trust
                                                                           will not have any assets or
                                                                           liabilities. During the Conversion,
                                                                           the Current Trust will be the sole
                                                                           shareholder of the Successor Trust
                                                                           immediately prior to the
                                                                           distribution of Delaware Trust
                                                                           Shares to Current Trust
                                                                           Shareholders. As a Delaware
                                                                           business trust, the Delaware
                                                                           Trust's operations will be governed
                                                                           by the Delaware Trust Instrument,
                                                                           the By-Laws and applicable Delaware
                                                                           law, including the Delaware
                                                                           Business Trust Act (the "Delaware
                                                                           Act"). The operations of the
                                                                           Delaware Trust will continue to be
                                                                           subject to the provisions of the
                                                                           1940 Act, the rules and regulations
                                                                           of the SEC thereunder, and
                                                                           applicable state securities laws.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------




Trustees and                  The business and affairs of                  Subject to the provisions of
  Officers.................   the Trust are managed under                  the Delaware Trust
                              the direction of the                         Instrument, the business of
                              Trustees, who serve                          the Delaware Trust shall be
                              indefinite terms and who                     supervised by its Trustees,
                              have all powers necessary                    who serve indefinite terms
                              and desirable to carry out                   and who have all powers
                              that responsibility.  The                    necessary or convenient to
                              Trustees, in all instances,                  carry out that
                              act as principals, and are                   responsibility, including the
                              free from the control of                     power to engage in securities
                              the Shareholders.  The                       transactions of all kinds on
                              Trustees have full power                     behalf of the Trust.  The
                              and authority to do any and                  responsibilities, powers, and
                              all acts and to make and                     fiduciary duties of the
                              execute any and all                          Trustees of the Delaware
                              contracts and instruments                    Trust will be substantially
                              that they may consider                       the same as those of the
                              necessary or appropriate in                  Trustees of the Massachusetts
                              connection with the                          Trust.  It is expected that
                              management of the Trust.                     the Trustees of the Delaware
                              The Trustees are not in any                  Trust will be those persons
                              way bound or limited by                      who currently serve as
                              present or future laws or                    Trustees of the Massachusetts
                              customs in regard to trust                   Trust.
                              investments, but have full
                              authority and power to make
                              any and all investments
                              which they, in their
                              uncontrolled discretion,
                              deem proper to accomplish
                              the purpose of this Trust.


Series or Funds............   The Massachusetts Trust                      The Delaware Trust Instrument
                              Instrument permits the                       provides that the beneficial
                              Trustees to create one or                    interests in the Trust may be
                              more series or funds of the                  divided into one or more
                              Trust and, with respect to                   Series.  Each Series may be
                              each series or fund, to                      divided into one or more
                              issue an unlimited number                    Classes.  The Trustees have
                              of full or fractional                        full power and authority, in
                              shares of that series or                     their sole discretion, and
                              fund or of one or more of                    without obtaining any
                              that series' or fund's                       authorization or vote of the
                              classes.  Each share of a                    Shareholders of any Series or
                              Series of the Massachusetts                  Class thereof, to create one
                              Trust represents an equal                    or more series or funds of
                              proportionate interest with                  the Trust, and with respect
                              each other share in that                     to each series or fund, to
                              series, none having                          issue an unlimited number of
                              priority or preference over                  full or fractional shares of
                              another.                                     that series or fund or of one
                                                                           or more of that series' or
                                                                           fund's classes. The Trustees
                                                                           have the authority to: (i)
                                                                           divide the beneficial interest
                                                                           in the Trust or in each Series
                                                                           or Class thereof into Shares,
                                                                           (ii) issue Shares without
                                                                           limitation as to number
                                                                           (including fractional Shares),
                                                                           to such Persons and


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



                                                                           for such amount and type of
                                                                           consideration, including cash
                                                                           or securities, at such time or
                                                                           times and on such terms as the
                                                                           Trustees may deem appropriate,
                                                                           (iii) establish and designate
                                                                           and to change in any manner
                                                                           any Series or Class thereof
                                                                           and to fix such preferences,
                                                                           voting powers, rights, duties
                                                                           and privileges and business
                                                                           purpose of each Series or
                                                                           Class thereof as the Trustees
                                                                           may from time to time
                                                                           determine, which preferences,
                                                                           voting powers, rights, duties
                                                                           and privileges may be senior
                                                                           or subordinate to (or in the
                                                                           case of business purpose,
                                                                           different from) any existing
                                                                           Series or Class thereof and
                                                                           may be limited to specified
                                                                           property or obligations of the
                                                                           Trust or profits and losses
                                                                           associated with specified
                                                                           property or obligations of the
                                                                           Trust, (iv) divide or combine
                                                                           the Shares of any Series or
                                                                           Class thereof into a greater
                                                                           or lesser number, or issue
                                                                           dividends in Shares with
                                                                           respect to Shares of any
                                                                           Series or Class, without
                                                                           thereby materially changing
                                                                           the proportionate beneficial
                                                                           interest of the Shares of such
                                                                           Series or Class in the assets
                                                                           held with respect to that
                                                                           Series or Class thereof, (v)
                                                                           classify or reclassify any
                                                                           issued Shares of any Series or
                                                                           Class thereof into Shares of
                                                                           one or more Series or Classes
                                                                           thereof and (vi) take such
                                                                           other action with respect to
                                                                           the Shares as the Trustees may
                                                                           deem desirable.

Treatment of Assets           Assets of a series of a fund could           The Delaware Act expressly provides that
and Liabilities of a          potentially be required to be used to        the trust may be organized into separate
Series.....................   satisfy the debts of another series.         classes or series of beneficial interests
                                                                           which may hold different
                                                                           assets and be governed by
                                                                           different terms. Further, if
                                                                           certain requirements are met,
                                                                           the liabilities of one series
                                                                           of a trust are, as a matter of
                                                                           statute, only enforceable
                                                                           against the assets held in
                                                                           that series, and not against
                                                                           the other assets held by the
                                                                           Trust. Delaware law thus
                                                                           affords greater protection
                                                                           against subjecting the assets
                                                                           of one series to be used to
                                                                           satisfy the debts of another
                                                                           series.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Shareholder                   Shareholders of a Massachusetts              Generally, Delaware Trust shareholders
  Liability................   business trust may, under certain            are not personally liable for obligations of
                              circumstances, be held personally            the Delaware Trust under Delaware law.
                              liable under Massachusetts law for the       The Delaware Act provides that a
                              obligations of the Massachusetts Trust.      shareholder of a Delaware business trust
                              The Trust believes the risk of               shall be entitled to the same limitation of
                              Massachusetts Trust shareholder              liability extended to shareholders of
                              liability is remote for shareholders of      private corporations for profit organized
                              Massachusetts business trusts.  The          under the Delaware General Corporation
                              Massachusetts Trust Instrument, like         Law.  However, no similar statutory or
                              the Delaware Trust Instrument,               other authority limiting business trust
                              contains an express disclaimer of            shareholder liability applies in many other
                              shareholder liability and requires that      states, including New York, the location
                              notice of such disclaimer be given in        of ZGA, the Trust's adviser.  As a result,
                              each agreement entered into or               to the extent that the Delaware Trust or a
                              executed by the Massachusetts Trust or       shareholder is subject to the jurisdiction of
                              the Trustees.  The Massachusetts Trust       courts in those states, the courts may not
                              Instrument also provides for                 apply Delaware law, and may thereby
                              indemnification out of Trust property.       subject the Delaware Trust shareholders to
                                                                           liability. To guard against
                                                                           this risk, the Delaware Trust
                                                                           Instrument (i) contains an
                                                                           express disclaimer of
                                                                           shareholder liability for acts
                                                                           or obligations of the Delaware
                                                                           Trust and requires that notice
                                                                           of such disclaimer be given in
                                                                           each agreement, obligation,
                                                                           and instrument entered into as
                                                                           executed by the Delaware Trust
                                                                           or its Trustees and (ii)
                                                                           provides for indemnification
                                                                           out of series or fund property
                                                                           of any shareholder held
                                                                           personally liable for the
                                                                           obligations of the Delaware
                                                                           Trust. Thus, the risk of a
                                                                           Delaware Trust shareholder
                                                                           incurring financial loss
                                                                           beyond his or her investment
                                                                           because of shareholder
                                                                           liability is limited to
                                                                           circumstances in which (1) a
                                                                           court refused to apply
                                                                           Delaware law, (2) no
                                                                           contractual limitation of
                                                                           liability was in effect, and
                                                                           (3) the series or fund itself
                                                                           would be unable to meet its
                                                                           obligations. In light of
                                                                           Delaware law, the nature of
                                                                           the Delaware trust's business,
                                                                           and the nature of its assets,
                                                                           the Trust believes that the
                                                                           risk of personal liability to
                                                                           a Delaware Trust shareholder
                                                                           is extremely remote.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------




Liability of                  The Declaration of Trust provides that       Under the Delaware Act and the
  Trustees.................   the Trustees and officers of the Trust       provisions of the Delaware Trust
                              (together, "Covered Persons") shall not      Instrument, a Trustee, when acting in
                              be responsible for or liable in any          such capacity, shall not be personally
                              event for neglect or wrongdoing of any       liable to any Person, other than the
                              Trustee or any other officer, agent,         Delaware Trust or a Delaware Trust
                              employee or Investment Adviser,              Shareholder, for any act, omission or
                              Principal Underwriter, transfer agent        obligation of the Trust, of such Trustee or
                              or custodian of the Trust, provided that     of any other Trustee.  The Trustees shall
                              they have exercised reasonable care          not be responsible or liable in any event
                              and have acted under the reasonable          for any neglect or wrongdoing of any
                              belief that their actions are in the best    officer, agent, employee, Manager or
                              interest of the Trust; but nothing in the    Principal Underwriter of the Trust.  The
                              Massachusetts Trust Instrument shall         Trust may indemnify an agent and shall
                              protect any Trustee against any liability    indemnify each Person who is, or has
                              to which he or she would otherwise be        been, a Trustee, officer or employee of
                              subject by reason of willful                 the Trust and any Person who is serving
                              misfeasance, bad faith, gross                or has served at the Trust's request as a
                              negligence or reckless disregard of the      director, officer, trustee or employee of
                              duties involved in the conduct of his or     another organization in which the Trust
                              her office.  [No indemnification will        has any interest as a Shareholder, creditor
                              be provided to any Covered Person in         or otherwise to the fullest extent
                              the event of a settlement, unless there      consistent with the 1940 Act and in the
                              has been a determination that such           manner provided in the By-Laws;
                              Trustee or officer did not engage in         provided that such indemnification shall
                                                                           --------
                              willful misfeasance, bad faith, gross        not be available to any of the foregoing
                              negligence or reckless disregard of the      Persons in connection with a claim, suit
                              duties involved in the conduct of his        or other proceeding by any such Person
                              office, (A) by the court or other body       against the Trust or a Series (or Class)
                              approving the settlement; (B) by at          thereof.  A Trustee shall be liable to the
                              least a majority of those Trustees who       Trust and to any Shareholder solely for
                              are neither Interested Persons of the        his or her own willful misfeasance, bad
                              Trust nor are parties to the matter          faith, gross negligence or reckless
                              based upon a review of readily               disregard of the duties involved in the
                              available facts (as opposed to a full        conduct of the office of Trustee, and shall
                              trial-type inquiry); or (C) by written       not be liable for errors of judgment or
                              opinion of independent legal counsel         mistakes of fact or law.  The Trustees
                              based upon a review of readily               may take advice of counsel or other
                              available facts (as opposed to a full        experts with respect to the meaning and
                              trial-type inquiry).  Any Shareholder        operation of the Delaware Trust
                              may, by appropriate legal proceedings,       Instrument, and shall be under no liability
                              challenge any such determination by          for any act or omission in accordance
                              the Trustees or by independent               with such advice nor for failing to follow
                              counsel. Shareholders may, by                such advice.
                              appropriate legal proceedings,
                              challenge any such determination by
                              the Trustees of by independent
                              counsel.]


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Voting in the                 On any matter submitted to a vote of         The Delaware Trust Instrument provides
  aggregate................   the Shareholders, all shares shall be        that all Shares of the Trust then entitled to
                              voted by individual Series, except           vote shall be voted in aggregate, except (i)
                              (i) when required by the 1940 Act,           when required by the 1940 Act, Shares
                              Shares shall be voted in the aggregate       shall be voted by individual Series or
                              and not by individual Series; and            Class; and (ii) when the matter involves
                              (ii) when the Trustees have determined       the termination of a Series or Class or any
                              that the matter affects only the interests   other action that the Trustees have
                              of one or more Series, then only the         determined will affect only the interests of
                              Shareholders of such Series shall be         one or more Series or Classes, then only
                              entitled to vote thereon.  Each whole        Shareholders of such Series or Classes
                              Share shall be entitled to one vote as to    shall be entitled to vote thereon.  There
                              any matter on which it is entitled to        shall be no cumulative voting in the
                              vote, and each fractional Share shall be     election of Trustees.  The Delaware Trust
                              entitled to a proportionate fractional       Instrument provides voting rights based on
                              vote.                                        a Shareholder's total dollar interest in a
                                                                           fund or Series (dollar-based
                                                                           voting). Each Shareholder shall be
                                                                           entitled to one vote for each
                                                                           dollar of net asset value
                                                                           (determined as of the applicable
                                                                           record date) of each Share owned by
                                                                           such Shareholder (number of Shares
                                                                           owned times net asset value per
                                                                           Share) on any matter on which such
                                                                           Shareholder is entitled to vote and
                                                                           each fractional dollar amount shall
                                                                           be entitled to a proportionate
                                                                           fractional vote. As a result of
                                                                           dollar- based voting under the
                                                                           Delaware Trust Instrument, voting
                                                                           power would be allocated in
                                                                           proportion to the value of each
                                                                           Shareholder's investment.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------




Quorum and                    A majority of Shares entitled to vote in     Except when a larger quorum is required
  Required Vote............   person or by proxy shall be a quorum         by applicable law, by the By-Laws or
                              for the transaction of business at a         Delaware Trust Instrument, (i) thirty-three
                              Shareholders' meeting, except that           and one-third percent (33-1/3%) of the
                              where any provision of law or of the         Shares entitled to vote shall constitute a
                              Declaration of Trust permits or              quorum at a Shareholders' meeting and
                              requires that holders of any Shares          (ii) when any one or more Series (or
                              shall vote as a Series, then a majority      Classes) is to vote as a single class
                              of the number of Shares of that Series       separate from any other Shares, thirty-
                              entitled to vote shall be necessary to       three and one-third percent (33-1/3%) of
                              constitute a quorum for the transaction      the Shares of each such Series (or Class)
                              of business by that Series.  Except          entitled to vote shall constitute a quorum
                              when a larger vote is required by law,       at a Shareholders' meeting of that Series
                              any provision of the Massachusetts           (or Class). Except when a larger vote is
                              Trust Instrument or the By-Laws, if          required by any provision of the Delaware
                              any, a majority of the Shares voted in       Trust Instrument, the By-Laws or by
                              person or by proxy shall decide any          applicable law, when a quorum is present
                              questions and a plurality shall elect a      at any meeting, a majority of the Shares
                              Trustee, provided that where any             voted shall decide any questions and a
                              provision of law or of the Declaration       plurality of the Shares voted shall elect a
                              of Trust permits or requires that the        Trustee, provided that where any
                              holders of any Shares shall vote as a        provision of law or of the Delaware Trust
                              Series, then a majority of the Shares of     Instrument requires that the holders of any
                              that Series voted on the matter shall        Series shall vote as a Series (or that
                              decide that matter insofar as that Series    holders of a Class shall vote as a Class),
                              is concerned.                                then a majority of the Shares of that

                                                                           Series (or Class) voted on the
                                                                           matter (or a plurality with respect
                                                                           to the election of a Trustee) shall
                                                                           decide that matter insofar as that
                                                                           Series (or Class) is concerned.
                                                                           Shares may be voted in person or by
                                                                           proxy. A proxy may be given in
                                                                           writing. The By-Laws may provide
                                                                           that proxies may also, or may
                                                                           instead, be given by any electronic
                                                                           or telecommunications device or in
                                                                           any other manner. Notwithstanding
                                                                           anything else in the Delaware Trust
                                                                           Instrument or in the By-Laws, in
                                                                           the event a proposal by anyone
                                                                           other than

           Issue                                Current                                       Proposed
           -----                                -------                                       --------




                                                                           the officers or Trustees of the
                                                                           Trust is submitted to a vote of the
                                                                           Shareholders of one or more Series
                                                                           or Classes thereof or of the Trust,
                                                                           or in the event of any proxy
                                                                           contest or proxy solicitation or
                                                                           proposal in opposition to any
                                                                           proposal by the officers or
                                                                           Trustees of the Trust, Shares may
                                                                           be voted only in person or by
                                                                           written proxy at a meeting. Until
                                                                           Shares are issued, the Trustees may
                                                                           exercise all rights of Shareholders
                                                                           and may take any action required by
                                                                           law, the Delaware Trust Instrument
                                                                           or the By-Laws to be taken by the
                                                                           Shareholders.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Voting Powers..............   Shareholders shall have power to vote        The Shareholders shall have power to vote
                              (i) for the election of Trustees,            only (i) for the election or removal of
                              (ii) with respect to any investment          Trustees to the extent and as provided in
                              advisory or management contract,             the Delaware Trust Agreement, and (ii)
                              (iii) with respect to the amendment of       with respect to such additional matters
                              the Declaration of Trust, (iv) to the        relating to the Trust as may be required
                              same extent as the shareholders of a         by applicable law, the Delaware Trust
                              Massachusetts business corporation, as       Instrument, the By-Laws or any
                              to whether or not a court action,            registration of the Trust with the SEC (or
                              proceeding or claim should be brought        any successor agency) or any state, or as
                              or maintained derivatively or as a class     the Trustees may consider necessary or
                              action on behalf of the Trust or the         desirable.
                              Shareholders, provided, however, that
                              a Shareholder of a particular Series
                              shall not be entitled to bring any
                              derivative or class action on behalf of
                              any other Series of the Trust and (v)
                              with respect to such additional matters
                              relating to the Trust as may be required
                              or authorized by law, this Declaration
                              of Trust or the Bylaws of the Trust, if
                              any, or any registration of the Trust
                              with the SEC or any State, or as the
                              Trustees may consider desirable. Any
                              action taken by Shareholders may be
                              taken without a meeting if a majority of
                              Shareholders entitled to vote on the
                              matter (or such larger proportion
                              thereof as shall be required by any
                              express provision of law or the
                              Declaration of Trust or the Bylaws)
                              consent to the action in writing and
                              such written consents are filed with the
                              records of the meetings of Shareholders.
                              Such consent shall be treated for all
                              purposes as a vote taken at a meeting of
                              Shareholders.

           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Redemption at the             The Trust reserves the right, upon 60        Subject to the requirements of the 1940
Option of the Trust........   days' prior written notice to the            Act, the Trustees may cause the Trust to
                              Shareholder, to liquidate involuntarily      redeem Shares of any Series or Class held
                              any Shareholder's account if the             by any Person (i) if such Person is no
                              aggregate Net Asset Value of the             longer qualified to hold such Shares in
                              Shares held in the account is                accordance with such qualifications as
                              less than $100.                              may be established by the Trustees, (ii) if
                                                                           the net asset value of such Shares is below
                                                                           the minimum investment amount
                                                                           determined by the Trustees or (iii) if
                                                                           otherwise deemed by the Trustees to be in
                                                                           the best interest of the Trust or that
                                                                           particular Series (or Class) as a whole.

           Issue                                Current                                       Proposed
           -----                                -------                                       --------




Termination of                Requires the vote of a majority of the       The Trust may be terminated at any time
  Trust....................   outstanding shares (within the meaning       by vote of a majority of the Shares of
                              of the 1940 Act) of any Series of the        each Series entitled to vote, voting
                              Trust to: (i) sell or convey the assets      separately by Series, or by the Trustees
                              of the Trust or any affected Series to       by written notice to the Shareholders.
                              another trust, partnership, association      Any Series of Shares or Class thereof may
                              or corporation organized under the           be terminated at any time by vote of a
                              laws of any state which is a diversified     majority of the Shares of such Series or
                              open-end management investment               Class entitled to vote or by the Trustees
                              company as defined in the 1940 Act,          by written notice to the Shareholders of
                              for adequate consideration which may         such Series or Class.  Upon the requisite
                              include the assumption of all                Shareholder vote or action by the Trustees
                              outstanding obligations, taxes and other     to terminate the Trust or any one or more
                              liabilities, accrued or contingent, of the   Series of Shares or any Class thereof,
                              Trust or any affected Series, and            after paying or otherwise providing for all
                              which may include shares of beneficial       charges, taxes, expenses and liabilities,
                              interest or stock of such trust,             whether due or accrued or anticipated, of
                              partnership, association or corporation      the Trust or of the particular Series or any
                              or (ii) sell and convert at any time into    Class thereof as may be determined by the
                              money all of the assets of the Trust or      Trustees, the Trust shall in accordance
                              any affected Series.  Upon making            with such procedures as the Trustees
                              provision for the payment of all such        consider appropriate reduce the remaining
                              liabilities in either (i) or (ii), by such   assets of the Trust or of the affected
                              assumption or otherwise, the Trustees        Series or Class to distributable form in
                              shall distribute the remaining proceeds      cash or Shares (if any Series remain) or
                              or the remaining assets (as the case         other securities, or any combination
                              may be) ratably among the holders of         thereof, and distribute the proceeds to the
                              the Shares of the Trust or any affected      Shareholders of the Series or Classes
                              Series then outstanding.   Upon              involved, ratably according to the number
                              completion of the distribution of the        of Shares of such Series or Class held by
                              remaining proceeds or the remaining          the several Shareholders of such Series or
                              assets as provided above, the Trust or       Class on the date of distribution.
                              any affected Series shall terminate and      Thereupon, the Trust or any affected
                              the Trustees shall be discharged of any      Series or Class shall terminate and the
                              and all further liabilities and duties       Trustees and the Trust shall be discharged
                              hereunder and the right, title and           of any and all further liabilities and duties
                              interest of all parties shall be cancelled   relating thereto or arising therefrom, and
                              and discharged.                              the right, title and interest of all parties
                                                                           with respect to the Trust or such
                                                                           Series or Class shall be canceled
                                                                           and discharged. Upon termination of
                                                                           the Trust, following completion of
                                                                           winding up of its business, the
                                                                           Trustees shall cause a certificate
                                                                           of cancellation of the Trust's
                                                                           Certificate of Trust to be filed in
                                                                           accordance with the Delaware Act,
                                                                           which certificate of cancellation
                                                                           may be signed by any one Trustee.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Notice.....................   Shareholders shall be entitled to at         The By-Laws provide that all notices of
                              least 15 days' notice of any meeting.        meetings of Shareholders shall be sent or
                                                                           otherwise given not less than ten
                                                                           (10) nor more than ninety (90) days
                                                                           before the date of the meeting. The
                                                                           notice shall specify (i) the place,
                                                                           date and hour of the meeting, and
                                                                           (ii) the general nature of the
                                                                           business to be transacted. The
                                                                           notice of any meeting at which
                                                                           Trustees are to be elected also
                                                                           shall include the name of any
                                                                           nominee or nominees who at the time
                                                                           of the notice are intended to be
                                                                           presented for election.


           Issue                                Current                                       Proposed
           -----                                -------                                       --------



Record Date................   The Trustees may fix in advance a            For purposes of determining the
                              date, not exceeding 90 days preceding        Shareholders entitled to vote or act at any
                              the date of any meeting of                   meeting or adjournment thereof, the
                              Shareholders, or the date for payment        Trustees may fix in advance a record date
                              of any dividend, or the date for the         which shall not be more than ninety (90)
                              allotment of rights, or the date when        days nor less than ten (10) days before the
                              any change or conversion or exchange         date of any such meeting.  Without fixing
                              of Shares shall go into effect, as a         a record date for a meeting, the Trustees
                              record date for the determination of         may for voting and notice purposes close
                              the Shareholders entitled to notice of,      the register or transfer books for one or
                              and to vote at, any such meeting, or         more Series (or Classes) for all or any
                              entitled to receive payment of any such      part of the period between the earliest
                              dividend, or to any such allotment of        date on which a record date for such
                              rights, or to exercise the rights in         meeting could be set in accordance
                              respect of any such change, conversion       herewith and the date of such meeting.  If
                              or exchange of Shares.                       the Trustees do not so fix a record date or
                                                                           close the register or transfer
                                                                           books of the affected Series (or
                                                                           Classes), the record date for
                                                                           determining Shareholders entitled
                                                                           to notice of or to vote at a
                                                                           meeting of Shareholders shall be at
                                                                           the close of business on the
                                                                           business day next preceding the day
                                                                           on which notice is given or if
                                                                           notice is waived, at the close of
                                                                           business on the business day next
                                                                           preceding the day on which the
                                                                           meeting is held. The record date
                                                                           for determining Shareholders
                                                                           entitled to give consent to action
                                                                           in writing without a meeting, (a)
                                                                           when no prior action of the
                                                                           Trustees has been taken, shall be
                                                                           the day on which the first written
                                                                           consent is given, or (b) when prior
                                                                           action of the Trustees has been
                                                                           taken, shall be (x) such date as
                                                                           determined for that purpose by the
                                                                           Trustees, which record date shall
                                                                           not precede the date upon which the
                                                                           resolution fixing it is adopted by
                                                                           the Trustees and shall not be more
                                                                           than 20 days after the date of such
                                                                           resolution, or (y) if no record
                                                                           date is fixed by the Trustees, the
                                                                           record date shall be the close of
                                                                           business on the day on which the
                                                                           Trustees adopt the resolution
                                                                           relating to that action. Nothing in
                                                                           this Section shall be construed as
                                                                           precluding the Trustees from
                                                                           setting different record dates for
                                                                           different Series (or Classes).

           Issue                                Current                                       Proposed
           -----                                -------                                       --------



                                                                           For the purpose of determining the
                                                                           Shareholders of any Series (or
                                                                           Class) who are entitled to receive
                                                                           payment of any dividend or of any
                                                                           other distribution, the Trustees
                                                                           may from time to time fix a date,
                                                                           which shall be on or before the
                                                                           date for the payment of such
                                                                           dividend or such other payment, as
                                                                           the record date for determining the
                                                                           Shareholders of such Series (or
                                                                           Class) having the right to receive
                                                                           such dividend or distribution.
                                                                           Without fixing a record date, the
                                                                           Trustees may for distribution
                                                                           purposes close the register or
                                                                           transfer books for one or more
                                                                           Series (or Classes) at any time
                                                                           prior to the payment of a
                                                                           distribution.




                               Zweig Series Trust
                          5 Hanover Square--17th Floor
                            New York, New York 10004




                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Introduction ...............................................................  2
Proposals ..................................................................  3
The Plan of Conversion ..................................................... 13
Evaluation by the Current Trust's Trustees ................................. 16
Other Matters .............................................................. 33
Shareholder Proposals for Subsequent Meetings .............................. 33
Investment Manager ......................................................... 33
Principal Distributor ...................................................... 34
Revocation of Proxies ...................................................... 34
Voting Information ......................................................... 34


Exhibit A--Plan of Conversion
Exhibit B--Delaware Trust Instrument
Exhibit C--Current and Proposed Policies

Schedule 1

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                            Please mark your votes as this   |x|

                                                        FOR    AGAINST   ABSTAIN

Item  1--To  ratify  Coopers & Lybrand  L.L.P.  as
independent accountants to the Trust.                   | |      | |       | |

Item  2--To  approve  a  plan  providing  for  the
conversion  of the Trust into a Delaware  business
trust (which will also have the effect of changing
the name of Government  Securities Series to Zweig
Government Fund).                                       | |      | |       | |

Item 3--To amend the  fundamental  policy of Zweig
Appreciation   Fund   concerning   investments  in
securities   of   investment   companies   and  to
reclassify the policy as non-fundamental.               | |      | |       | |

Item 4--To amend the  fundamental  policy of Zweig
Appreciation   Fund  concerning  the  issuance  of
senior securities.                                      | |      | |       | |

Item 5--To amend the  fundamental  policy of Zweig
Appreciation   Fund  concerning  the  purchase  of
securities of issuers in the same industry.             | |      | |       | |

Item 6--To amend the  fundamental  policy of Zweig
Appreciation  Fund concerning  diversification  of
portfolio securities.                                   | |      | |       | |

Item  7--To  reclassify  as  non-fundamental   the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning  investments  made for the  purpose  of
exercising  control  over  or  management  of  the
issuer and to amend certain language.                   | |      | |       | |

Item  8--To  reclassify  as  non-fundamental   the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning  investments made on a joint or a joint
and  several  basis  in  any  trading  account  in
securities.                                             | |      | |       | |

Item  9--To  reclassify  as  non-fundamental   the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning  the purchase of  securities  on margin
and to amend certain language.                          | |      | |       | |

Item  10--To  reclassify  as  non-fundamental  the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning the purchase of securities of an issuer
if one or more  trustees  or officers of the Trust
or officers of its investment manager individually
own  beneficially  more  than  1/2  of 1%  of  the
outstanding securities of such issuer.                  | |      | |       | |

Item  11--To  reclassify  as  non-fundamental  the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning investments in an issuer with a limited
operating history.                                      | |      | |       | |

Item  12--To  reclassify  as  non-fundamental  the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning short sales of securities.                   | |      | |       | |

Item  13--To  reclassify  as  non-fundamental  the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning investments in warrants.                     | |      | |       | |

Item  14--To  reclassify  as  non-fundamental  the
fundamental  policy  of  Zweig  Appreciation  Fund
concerning the purchase of illiquid securities.         | |      | |       | |

Item  16--In  their  discretion  upon  such  other
business  as may be  properly  brought  before the
Special Meeting or any postponement or adjournment
thereof.                                                | |      | |       | |

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------



ZWEIG SERIES TRUST: ZWEIG APPRECIATION FUND

The undersigned, revoking previous proxies, hereby appoint(s) __________, __________ and __________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Zweig Series Trust: Zweig Appreciation Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust at 5 Hanover Square, 17th Floor, New York, New York at [10:00 am] on April __, 1996 and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                  NOTE:  Please sign  exactly as
                                                  your  name(s) appears on  this
                                                  Proxy.   When   signing  in  a
                                                  fiduciary  capacity,  such  as
                                                  executor,       administrator,
                                                  trustee,  attorney,  guardian,
                                                  etc.,   please  so   indicate.
                                                  Corporate   and    partnership
                                                  proxies should be signed by an
                                                  authorized  person  indicating
                                                  the person's title.


                                                  Date __________________, 1996


                                                  _____________________________

                                                  _____________________________

                                                  Signature(s)   (Title(s),   if
                                                  applicable)

                                                  PLEASE  SIGN,  DATE AND RETURN
                                                  PROMPTLY   IN   THE   ENCLOSED
                                                  ENVELOPE.

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                            Please mark your votes as this   |x|

                                                        FOR    AGAINST   ABSTAIN

Item  1--To  ratify  Coopers & Lybrand  L.L.P.  as
independent accountants to the Trust.                   | |      | |       | |

Item  2--To  approve  a  plan  providing  for  the
conversion  of the Trust into a Delaware  business
trust (which will also have the effect of changing
the name of Government  Securities Series to Zweig
Government Fund).                                       | |      | |       | |

Item 3--To amend the  fundamental  policy of Zweig
Strategy Fund concerning investments in securities
of  investment  companies  and to  reclassify  the
policy as non-fundamental.                              | |      | |       | |

Item 4--To amend the  fundamental  policy of Zweig
Strategy  Fund  concerning  the issuance of senior
securities.                                             | |      | |       | |

Item 5--To amend the  fundamental  policy of Zweig
Strategy   Fund   concerning   the   purchase   of
securities of issuers in the same industry.             | |      | |       | |

Item 6--To amend the  fundamental  policy of Zweig
Strategy  Fund   concerning   diversification   of
portfolio securities.                                   | |      | |       | |

Item  7--To  reclassify  as  non-fundamental   the
fundamental   policy   of  Zweig   Strategy   Fund
concerning  investments  made for the  purpose  of
exercising  control  over  or  management  of  the
issuer and to amend certain language.                   | |      | |       | |

Item  8--To  reclassify  as  non-fundamental   the
fundamental   policy   of  Zweig   Strategy   Fund
concerning  investments made on a joint or a joint
and  several  basis  in  any  trading  account  in
securities.                                             | |      | |       | |

Item  9--To  reclassify  as  non-fundamental   the
fundamental   policy   of  Zweig   Strategy   Fund
concerning  the purchase of  securities  on margin
and to amend certain language.                          | |      | |       | |

Item  10--To  reclassify  as  non-fundamental  the
fundamental   policy   of  Zweig   Strategy   Fund
concerning the purchase of securities of an issuer
if one or more  trustees  or officers of the Trust
or officers of its investment manager individually
own  beneficially  more  than  1/2  of 1%  of  the
outstanding securities of such issuer.                  | |      | |       | |

Item  11--To  reclassify  as  non-fundamental  the
fundamental   policy   of  Zweig   Strategy   Fund
concerning investments in an issuer with a limited
operating history.                                      | |      | |       | |

Item  12--To  reclassify  as  non-fundamental  the
fundamental   policy   of  Zweig   Strategy   Fund
concerning short sales of securities.                   | |      | |       | |

Item  13--To  reclassify  as  non-fundamental  the
fundamental   policy   of  Zweig   Strategy   Fund
concerning investments in warrants.                     | |      | |       | |

Item  14--To  reclassify  as  non-fundamental  the
fundamental   policy   of  Zweig   Strategy   Fund
concerning the purchase of illiquid securities.         | |      | |       | |

Item  16--In  their  discretion  upon  such  other
business  as may be  properly  brought  before the
Special Meeting or any postponement or adjournment
thereof.                                                | |      | |       | |

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------

ZWEIG SERIES TRUST: ZWEIG STRATEGY FUND

The undersigned, revoking previous proxies, hereby appoint(s) __________, __________ and __________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Zweig Series Trust: Zweig Strategy Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust at 5 Hanover Square, 17th Floor, New York, New York at [10:00 am] on April __, 1996 and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                  NOTE:  Please sign  exactly as
                                                  your  name(s) appears on  this
                                                  Proxy.   When   signing  in  a
                                                  fiduciary  capacity,  such  as
                                                  executor,       administrator,
                                                  trustee,  attorney,  guardian,
                                                  etc.,   please  so   indicate.
                                                  Corporate   and    partnership
                                                  proxies should be signed by an
                                                  authorized  person  indicating
                                                  the person's title.


                                                  Date __________________, 1996


                                                  _____________________________

                                                  _____________________________

                                                  Signature(s)   (Title(s),   if
                                                  applicable)

                                                  PLEASE  SIGN,  DATE AND RETURN
                                                  PROMPTLY   IN   THE   ENCLOSED
                                                  ENVELOPE.

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


                                            Please mark your votes as this   |x|


                                                        FOR    AGAINST   ABSTAIN

Item  1--To  ratify  Coopers & Lybrand  L.L.P.  as
independent accountants to the Trust.                   | |      | |       | |

Item  2--To  approve  a  plan  providing  for  the
conversion  of the Trust into a Delaware  business
trust (which will also have the effect of changing
the name of Government  Securities Series to Zweig
Government Fund).                                       | |      | |       | |

Item  3--To  amend  the   fundamental   policy  of
Government     Securities     Series    concerning
investments in securities of investment  companies
and to reclassify the policy as non-fundamental.        | |      | |       | |

Item  4--To  amend  the   fundamental   policy  of
Government   Securities   Series   concerning  the
issuance of senior securities.                          | |      | |       | |

Item  5--To  amend  the   fundamental   policy  of
Government   Securities   Series   concerning  the
purchase  of  securities  of  issuers  in the same
industry.                                               | |      | |       | |

Item  6--To  amend  the   fundamental   policy  of
Government     Securities     Series    concerning
diversification of portfolio securities.                | |      | |       | |

Item  7--To  reclassify  as  non-fundamental   the
fundamental policy of Government Securities Series
concerning  investments  made for the  purpose  of
exercising  control  over  or  management  of  the
issuer and to amend certain language.                   | |      | |       | |

Item  8--To  reclassify  as  non-fundamental   the
fundamental policy of Government Securities Series
concerning  investments made on a joint or a joint
and  several  basis  in  any  trading  account  in
securities.                                             | |      | |       | |

Item  9--To  reclassify  as  non-fundamental   the
fundamental policy of Government Securities Series
concerning  the purchase of  securities  on margin
and to amend certain language.                          | |      | |       | |

Item  10--To  reclassify  as  non-fundamental  the
fundamental policy of Government Securities Series
concerning the purchase of securities of an issuer
if one or more  trustees  or officers of the Trust
or officers of its investment manager individually
own  beneficially  more  than  1/2  of 1%  of  the
outstanding securities of such issuer.                  | |      | |       | |

Item  11--To  reclassify  as  non-fundamental  the
fundamental policy of Government Securities Series
concerning investments in an issuer with a limited
operating history.                                      | |      | |       | |

Item  12--To  reclassify  as  non-fundamental  the
fundamental policy of Government Securities Series
concerning short sales of securities.                   | |      | |       | |

Item  13--To  reclassify  as  non-fundamental  the
fundamental policy of Government Securities Series
concerning investments in warrants.                     | |      | |       | |

Item  14--To  reclassify  as  non-fundamental  the
fundamental policy of Government Securities Series
concerning the purchase of illiquid securities.         | |      | |       | |

Item  15--To  amend  the  fundamental   policy  of
Government  Securities Series  concerning  current
return  and  to  reclassify  certain  language  as
non-fundamental.                                        | |      | |       | |

Item  16--In  their  discretion  upon  such  other
business  as may be  properly  brought  before the
Special Meeting or any postponement or adjournment
thereof.                                                | |      | |       | |

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------

ZWEIG SERIES TRUST: GOVERNMENT SECURITIES SERIES

The undersigned, revoking previous proxies, hereby appoint(s) __________, __________ and __________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Zweig Series Trust: Government Securities Series which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust at 5 Hanover Square, 17th Floor, New York, New York at [10:00 am] on April __, 1996 and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                  NOTE:  Please sign  exactly as
                                                  your  name(s) appears on  this
                                                  Proxy.   When   signing  in  a
                                                  fiduciary  capacity,  such  as
                                                  executor,       administrator,
                                                  trustee,  attorney,  guardian,
                                                  etc.,   please  so   indicate.
                                                  Corporate   and    partnership
                                                  proxies should be signed by an
                                                  authorized  person  indicating
                                                  the person's title.


                                                  Date __________________, 1996


                                                  _____________________________

                                                  _____________________________

                                                  Signature(s)   (Title(s),   if
                                                  applicable)

                                                  PLEASE  SIGN,  DATE AND RETURN
                                                  PROMPTLY   IN   THE   ENCLOSED
                                                  ENVELOPE.

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


                                            Please mark your votes as this   |x|


                                                        FOR    AGAINST   ABSTAIN


Item  1--To  ratify  Coopers & Lybrand  L.L.P.  as
independent accountants to the Trust.                   | |      | |       | |

Item  2--To  approve  a  plan  providing  for  the
conversion  of the Trust into a Delaware  business
trust (which will also have the effect of changing
the name of Government  Securities Series to Zweig
Government Fund).                                       | |      | |       | |

Item 3--To amend the  fundamental  policy of Zweig
Managed   Assets    concerning    investments   in
securities   of   investment   companies   and  to
reclassify the policy as non-fundamental.               | |      | |       | |

Item 4--To amend the  fundamental  policy of Zweig
Managed  Assets  concerning the issuance of senior
securities.                                             | |      | |       | |

Item 5--To amend the  fundamental  policy of Zweig
Managed   Assets   concerning   the   purchase  of
securities of issuers in the same industry.             | |      | |       | |

Item 6--To amend the  fundamental  policy of Zweig
Managed  Assets  concerning   diversification   of
portfolio securities.                                   | |      | |       | |

Item  7--To  reclassify  as  non-fundamental   the
fundamental   policy  of  Zweig   Managed   Assets
concerning  investments  made for the  purpose  of
exercising  control  over  or  management  of  the
issuer and to amend certain language.                   | |      | |       | |

Item  8--To  reclassify  as  non-fundamental   the
fundamental   policy  of  Zweig   Managed   Assets
concerning  investments made on a joint or a joint
and  several  basis  in  any  trading  account  in
securities.                                             | |      | |       | |

Item  9--To  reclassify  as  non-fundamental   the
fundamental   policy  of  Zweig   Managed   Assets
concerning  the purchase of  securities  on margin
and to amend certain language.                          | |      | |       | |

Item  10--To  reclassify  as  non-fundamental  the
fundamental   policy  of  Zweig   Managed   Assets
concerning the purchase of securities of an issuer
if one or more  trustees  or officers of the Trust
or officers of its investment manager individually
own  beneficially  more  than  1/2  of 1%  of  the
outstanding securities of such issuer.                  | |      | |       | |

Item  16--In  their  discretion  upon  such  other
business  as may be  properly  brought  before the
Special Meeting or any postponement or adjournment
thereof.                                                | |      | |       | |

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


ZWEIG SERIES TRUST: ZWEIG MANAGED ASSETS

The undersigned, revoking previous proxies, hereby appoint(s) __________, __________ and __________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Zweig Series Trust: Zweig Managed Assets which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust at 5 Hanover Square, 17th Floor, New York, New York at [10:00 am] on April __, 1996 and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                  NOTE:  Please sign  exactly as
                                                  your  name(s) appears on  this
                                                  Proxy.   When   signing  in  a
                                                  fiduciary  capacity,  such  as
                                                  executor,       administrator,
                                                  trustee,  attorney,  guardian,
                                                  etc.,   please  so   indicate.
                                                  Corporate   and    partnership
                                                  proxies should be signed by an
                                                  authorized  person  indicating
                                                  the person's title.

                                                  Date __________________, 1996


                                                  _____________________________

                                                  _____________________________

                                                  Signature(s)   (Title(s),   if
                                                  applicable)

                                                  PLEASE  SIGN,  DATE AND RETURN
                                                  PROMPTLY   IN   THE   ENCLOSED
                                                  ENVELOPE.